SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               CCBT BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                               CCBT BANCORP, INC.
                                 307 Main Street
                          Hyannis, Massachusetts 02601
                                 (508) 394-1300

                                  June 7, 1999

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of CCBT Bancorp, Inc. (the "Company") to be held on Thursday, July 15, 1999, at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, 02601 at 10 a.m., local time.

        At the Special Meeting, you will be asked to approve certain changes to the Articles of Organization and By-laws of the Company. As explained in the attached Proxy Statement, the Company believes that these proposed changes will assist the Board of Directors of the Company in addressing, for the benefit of the stockholders generally, various matters which may arise from time to time. At the Special Meeting, you will also be asked to vote upon a proposal submitted by a stockholder to "cancel" the holding company formation and such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The Board of Directors of the Company unanimously recommends that stockholders vote FOR approval and adoption of the Amendments to the Articles of Organization and By-laws outlined herein and AGAINST the stockholder proposal to cancel the holding company.

        On behalf of the management and directors of the Bank, I am pleased to send you the enclosed Proxy Statement which includes information about the Company and details about the proposed amendments to the Articles of Organization and By-laws of the Company. I urge you to read these materials carefully.
                              Sincerely,

                              /s/ Stephen B. Lawson
                              -------------------------------------
                              STEPHEN B. LAWSON
                              President and Chief Executive Officer

        REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                               CCBT Bancorp, Inc.
                               -------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held On July 15, 1999

        NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of CCBT Bancorp, Inc. (the "Company"), will be held on Thursday, July 15, 1999, at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, 02601 at 10 a.m., local time (together with all adjournments and postponements thereof, the "Special Meeting") for the following purposes:

                1. To consider and vote upon (as separate proposals) the amendment and restatement of the Articles of Organization of the Company which include such proposals as changing the name of the Company, creating a class of preferred stock, limiting certain monetary liabilities of the directors, and changing the stockholder vote necessary to amend the Articles of Organization and to approve certain transactions.

                2. To consider and vote upon (as separate proposals) certain amendments to the By-laws of the Company, including instituting procedures for director nominations and the presentation of stockholder proposals, changing the requirements for fixing the number of directors, filling vacancies and removing directors, the amendment of the By-laws, and the calling of a special meeting of stockholders or directors, modifying the provisions regarding indemnification of directors and providing that the Chairman of the Board of Directors shall be a non-employee director.

                3. To consider and vote upon a stockholder proposal to cancel the holding company structure.

                4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        The Board of Directors of the Bank has fixed the close of business on May 14, 1999 as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. The affirmative vote of the holders of two-thirds of the outstanding common stock of the Company is required for the approval of Proposals Two through Five, a majority of the outstanding Common Stock is required for the approval of Proposals One and Six through Twelve. The approval of two-thirds of the outstanding stock is required to dissolve the Company and cancel the holding company structure, per Proposal Thirteen. The above matters are described in detail in the accompanying Proxy Statement.

        Directions to the Special Meeting: Go west to the end of Main Street, Hyannis, to the Rotary. Take the third right off the Rotary, just past the Paddock Restaurant. The Sheraton Hyannis Resort will be on the left. Coffee and danish will be served beginning at 9:30 a.m.
                                             By Order of the Board of Directors,

                                             /s/ John S. Burnett
                                             -------------------
                                             JOHN S. BURNETT
                                             Clerk
Hyannis, Massachusetts
June 7, 1999

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                               CCBT Bancorp, Inc.
                                 307 Main Street
                          Hyannis, Massachusetts 02601
                                 (508) 394-1300
                            -------------------------
                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held on July 15, 1999

                                     SUMMARY

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES
Special Meeting

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders of the Bank to be held at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, 02601 at 10 a.m., local time, on Thursday, July 15, 1999, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.

        At the Special Meeting, stockholders of the Company will be asked to consider and vote upon the matters described below in Proposals One through
Thirteen:

Record Date

        The Board of Directors of the Bank has fixed the close of business on May 14, 1999 as the Record Date. Only the holders of shares of Company common stock (the "Common Stock") of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. At the Record Date, 8,957,564 shares of Common Stock were outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote is required to constitute a quorum at the Special Meeting.

Proxies, Voting and Revocations

        Shares represented by a properly executed proxy received prior to the vote at the Special Meeting and not revoked will be voted at the Special Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted FOR the approval and adoption of Proposals One through Twelve and AGAINST the approval and adoption of Proposal Thirteen.

        The Company intends to count (i) shares of Common Stock for which proxies or ballots have been received but with respect to which holders of shares have abstained on any matter and (ii) broker non-votes as present for purposes of determining the presence or absence of a quorum for the transaction of business.

        The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Special Meeting.

        A holder of record of Common Stock may revoke a proxy by filing an instrument of revocation with John S. Burnett, Clerk, 307 Main Street, Hyannis, Massachusetts 02601. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Special Meeting in person, notifying the Clerk, and voting by ballot at the Special Meeting. Any stockholder of record attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy.

Votes Required at the Meeting

        The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote is required to approve and adopt Proposals Two through Five, and the affirmative vote of the holders of at least a majority of the outstanding Common Stock is required for the approval of Proposals One and Six through Twelve. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote is required for the approval of Proposal Thirteen, the cancelation of the holding company structure. Stockholders of the Company are entitled to one vote at the Special Meeting for each share of Common Stock held of Record at the close of business on the Record Date. At the close of business on the Record Date, 8,957,564 shares of Common Stock were outstanding and entitled to vote, of which approximately 283,560 shares, or approximately 3.17%, were held by directors and executive officers of the Company and their respective affiliates. In addition, one of the directors of the Company is a beneficiary of the Abel D. Makepeace Trust which, together with its trustees, beneficially owns approximately 1,131,804 shares of outstanding Common Stock. Such director disclaims any voting or investment power for such shares held by the trust.

Solicitation and Other Expenses

        The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone or telegram. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock. The Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                          PROPOSALS ONE through TWELVE

                               GENERAL INFORMATION

        The Board of Directors has unanimously voted to authorize and recommend that stockholders adopt the amendments to the Company's Articles of Organization and the amendments to its By-laws described below. The Company's Articles of Organization and By-laws do not contain many provisions which are typically contained in the articles of organization and by-laws of other banks, bank holding companies and public companies and which might help the Board of Directors to protect the interests of the stockholders generally. The present stock market environment for publicly-held banks and bank holding companies in New England is characterized by the consolidation of banking organizations, increasing instances of unsolicited takeover proposals, and similar volatile market conditions.

        Although neither the Board of Directors nor management of the Company is aware of any current effort being made to gain control of the Company, the Board of Directors believes that the adoption of these provisions will aid in protecting the interests of the Company and the stockholders by reducing the Company's vulnerability to takeover attempts and certain other transactions which are not negotiated with and approved by the Board of Directors. In recent years, the Company has observed the increasing use of coercive tactics to gain control of a publicly held company. These include tactics such as the accumulation of substantial amounts of common stock in order to threaten a takeover or corporate restructuring, instituting proxy fights to replace the board of directors, and making partial tender offers. These tactics might be used to force a company to buy back its own stock at a premium in order to avoid a hostile takeover or simply serve to temporarily drive up the price of a company's stock in the market. Often, these tactics are aimed at pressuring stockholders and a company's board of directors to act in haste and to make decisions without affording them the opportunity to gather important information and to evaluate all possibilities. Accordingly, the Board of Directors believes that it is in the best interest of the Company and its stockholders to encourage persons to negotiate directly with the Board of Directors. The Board believes that the proposed amendments will encourage such negotiations and discourage hostile takeover attempts which would be severely disruptive to the operations of the Company and might not maximize stockholder value.

Possible Negative Effects of the Proposals

        As further discussed below, many of these proposals give the Board of Directors increased control over the Company and could have the effect of deterring takeover proposals for the Company, making it more difficult for a substantial stockholder or other entity to assume control of the Company. While the proposed amendments, individually and collectively, may assist the Board in obtaining the best price for stockholders in a potential takeover transaction, they may also have the effect of discouraging a merger, tender offer or proxy contest, even if such a transaction or event may be favorable to the interests of some of the Company's stockholders. In addition, these amendments might have the effect of allowing current management and members of the Board to maintain their positions within the Company by avoiding a change in control of the Company. Although the Board of Directors recognizes that a takeover might, in some cases, be desirable for some or many of the Company's stockholders, the Board has concluded that the potential benefits of these provisions outweigh the possible disadvantages to the stockholders as a whole. In addition, any actions by the Board of Directors in this regard will be subject to the directors' fulfillment of their fiduciary duty to the stockholders to act in good faith and in a manner they reasonably believe to be in the best interests of the Company and the stockholders.

Existing Provisions

        The Company's By-laws currently contain certain provisions which will not be affected by the approval or rejection of the proposed amendments and which might be viewed as having an anti-takeover effect. In addition to a staggered board of Directors described in Proposal Eight below, the current By-laws also contain a "fair price provision." This provision requires the vote of 80% of the stock outstanding and entitled to vote to approve business combinations (such as mergers, sales or other dispositions of the Company) with a principal stockholder unless certain price and procedural requirements are met or the transaction is approved by two-thirds of the directors who are not affiliated with the principal stockholder. The full text of the fair price provision is contained in Exhibit C, Article XIII, attached to this Proxy Statement. The Board of Directors does not presently contemplate recommending to the stockholders for their approval any further measures which might affect the ability of third parties to obtain control of the Company.

                           PROPOSALS ONE through FIVE.

                          AMENDMENT and RESTATEMENT OF
                          THE ARTICLES OF ORGANIZATION

        The Board of Directors of the Company has unanimously voted, subject to stockholder approval, to amend the Company's Articles of Organization to incorporate changes which the Board of Directors believes will help it to protect the interests of the stockholders as a whole. Outlined below are the proposed changes and some of the possible effects these changes might have on the rights of stockholders. This summary is qualified in its entirety by reference to the full text of the proposed Amended and Restated Articles of Organization, which are attached as Exhibit A to this Proxy Statement. The current Articles of Organization of the Company are attached as Exhibit B to this Proxy Statement. Upon approval of any of Proposals One through Five, the Company will file Amended and Restated Articles of any Organization with the Secretary of State of Massachusetts reflecting the amendments adopted by the stockholders.

        Proposed Amendments to the Articles of Organization of the Company (the "Articles") are as follows:

        1.      Change the Company name to CCBT Financial Companies, Inc.

        2. Create a class of preferred stock and empower the Board to create and issue up to two million shares of preferred stock, in one or more series.

        3.      Limit   monetary   liabilities   of  directors   under   certain
                circumstances.

        4.      Lower  the   stockholder   vote  required  to  approve   certain
                transactions from 2/3 to a majority if the Board recommends the transaction.

        5. Lower the stockholder vote required to amend the Articles from 2/3 to a majority if the Board recommends the amendment.

                                  PROPOSAL ONE
                           (Item 1 of the Proxy Card)

                             Change of Company Name

        The Board has recommended that the Articles be amended by changing the name of the Company from CCBT Bancorp, Inc. to CCBT Financial Companies, Inc.

        The Company provides a wide variety of financial services through its subsidiaries. Management of the Company believes that its current name does not reflect the diverse range of services offered. Therefore the Board has recommended that the name of the Company be changed to CCBT Financial Companies, Inc. to reflect more fully the range of services provided by the Company. The Company's trading symbol on the Nasdaq National Market System would remain "CCBT."

        Approval of Proposal One requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal One.

                                  PROPOSAL TWO

                           (Item 2 of the Proxy Card)

                                 Preferred Stock

        The Board has recommended that the Articles be amended to allow the Board to create and issue up to two million shares of preferred stock in the future, in one or more series. The text of the proposed amendment is contained in Exhibit A, Addendum A, Article IV, attached to this Proxy Statement.

        Currently, the Articles do not specifically allow the Board to create and issue preferred stock; consequently, each new class or series of preferred stock must be approved by the stockholders prior to issuance. The proposed change would allow the Board to create and issue up to two million shares of preferred stock and to set the rights and preferences of such preferred stock without stockholder approval. Granting the Board of Directors the authority to issue such stock would give the Board the flexibility to negotiate and structure investments in the Company quickly without having to obtain stockholder approval through the proxy process. In negotiating and structuring a complex financing involving preferred stock, it is often critical that the Company be able to move quickly to lock in the terms, and not having the flexibility to issue preferred stock without stockholder approval might impede such transactions. However, such preferred stock might be disadvantageous to some stockholders under certain circumstances as it might have rights senior to the common stock or might otherwise have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.

        Having such preferred stock would also enable the Board to establish a Stockholder Rights Plan (commonly known as a poison pill) to protect against hostile takeover threats. A Stockholder Rights Plan is a vehicle by which stockholders are granted the right to receive preferred stock which has certain rights upon the happening of a specified event, such as a hostile party's attempt to gain control of the Company. In such event, the effect of a Stockholder Rights Plan would be that the hostile party's interests would be so diluted that it would be too costly to acquire control of the Company or that the stockholders of the Company would have the right to acquire stock of the hostile party at a significant discount. Establishment of a Stockholder Rights Plan or the issuance of preferred stock which significantly dilutes the existing holders of Common Stock may be deemed to have an antitakeover effect by allowing the Board of Directors to render more difficult or discourage an attempt by a hostile person or entity to obtain control of the Company, even though such a takeover might be desired by many of the stockholders.

        Approval of Proposal Two requires the affirmative vote of two-thirds of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Two.
                                 PROPOSAL THREE

                           (Item 3 of the Proxy Card)

                  Limitation of Monetary Liability of Directors

        The Board has recommended that the Articles be amended by inserting a provision limiting the personal monetary liability of directors for the breach of fiduciary duty except for breaches of the duty of loyalty to stockholders, for acts involving wrongful misconduct, and in certain other situations. The text of the proposed amendment is contained in Exhibit A, Addendum B, Article VI(A), attached to this Proxy Statement.

        The Articles are silent as to such limitation on monetary liability. The ability of the Company to retain and attract capable persons as directors has become increasingly difficult due to the increased litigation risks and expenses directors face. The Company believes this provision will help to address these concerns by eliminating monetary liability of the directors in most instances.

        Massachusetts provides the statutory right for a Massachusetts corporation to include in its articles of organization a provision that generally eliminates or limits the ability of the corporation and its stockholders to recover monetary damages from a director for breach of fiduciary duty as a director. This legislation reflects a significant concern that directors  may  be  subject  to  unwarranted  personal  liability  for  business decisions made in good faith. The proposed amendment does not change the fiduciary duty of directors to act in good faith and in a manner they reasonably believe to be in the best interests of the corporation and with such care as an ordinary prudent person in a like position would use under similar circumstances. Directors continue to be subject to equitable remedies for breach of their duty of care, such as injunctive relief or rescission. In other words, the proposed amendment would not eliminate the duty of care; it would only eliminate monetary damage awards occasioned by a breach of that duty.

        The proposed amendment does not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for authorizing, in violation of Massachusetts corporate law, dividends or distributions to stockholders, stock redemptions, or loans to officers or directors of the Company which are not repaid, or (iv) for any transaction from which the director derived an improper personal benefit. The proposed amendment would not eliminate or limit the liability of directors for acts or omissions occurring prior to the effective date of the amendment. In addition, the Securities and Exchange Commission ("SEC") has taken the position that the proposed amendment would not limit the monetary liability of directors of the Company for violations of the federal securities laws.

        Approval of Proposal Three requires the affirmative vote of two-thirds of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Three.

                                  PROPOSAL FOUR

                           (Item 4 of the Proxy Card)

               Stockholder Votes Required for Certain Transactions

        Under Massachusetts law, the vote of two-thirds of the stock eligible to vote is required to approve extraordinary transactions such as the sale, lease or exchange of all or substantially all of the property of the Company or the merger or consolidation of the Company into another company. The Board has recommended that the Articles be amended by inserting a provision lowering the vote required to approve such extraordinary transactions from two-thirds to a majority of the shares eligible to vote if the Board recommends the transaction or amendment. The text of the proposed amendment is contained in Exhibit A, Addendum B, Article VI(C), attached hereto.

        If the proposed amendment is adopted, the current requirement of a two-thirds vote of the stockholders to approve extraordinary transactions will continue to apply, except that if the transaction or amendment is recommended by the Board of Directors, the required vote would be reduced to a majority. The Board believes that a lower vote requirement would enable the Company to incur less time and expense in the proxy solicitation process in order to approve merger or sales transactions which are recommended by the Board. This amendment would make it easier to approve merger or sales transactions which the Board favors.

        Approval of Proposal Four requires the affirmative vote of two-thirds of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Four.

                                  PROPOSAL FIVE

                           (Item 5 of the Proxy Card)

              Stockholder Votes Required for Amendment of Articles

        Under Massachusetts law, the vote of two-thirds of the stock eligible to vote is required to approve amendments to the Articles. The Board has recommended that the Articles be amended by inserting a provision lowering the vote required to approve such amendments to the Articles from two-thirds to a majority of the shares eligible to vote if the Board recommends the amendment. The text of the proposed amendment is contained in Exhibit A, Addendum B,
Article VI(B), attached hereto.

        If the proposed amendment is adopted, the current requirement of a two-thirds vote of the stockholders to approve amendments to the Articles would continue to apply, except that if the amendment is recommended by the Board of Directors, the required vote would be reduced to a majority. The Board believes that a lower vote requirement would enable the Company to incur less time and expense in the proxy solicitation process in order to approve amendments to the Articles which are recommended by the Board. This amendment would make it easier to approve amendments to the Articles which the Board favors, thus allowing the Board to institute further amendments with the approval of a majority in interest of the stockholders instead of two-thirds.

        Approval of Proposal Five requires the affirmative vote of two-thirds of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Five.

                          PROPOSALS SIX through Twelve

                        (Items 6 - 12 of the Proxy Card)

                            AMENDMENT OF THE BY-LAWS

        In addition to the proposed changes to the Articles of Organization, the Board of Directors has unanimously voted to adopt, subject to stockholder approval, several amendments to the By-laws of the Company to incorporate many changes which the Board of Directors also believes will help it to protect the interests of the stockholders as a whole. Outlined below are the proposed changes and some of the possible effects these changes might have on the rights of stockholders. This summary is qualified in its entirety by reference to the full text of the proposed By-laws, which are attached in their composite form (as they would appear if Proposals Six through Twelve are approved) as Exhibit C to this Proxy Statement. The current By-laws of the Company are attached as Exhibit D to this Proxy Statement.

        The following chart demonstrates the main differences between the proposed By-laws and the current By-laws of the Company, and explanations of the reasons for such changes are included after the Chart. It is qualified in its entirety by reference to the full text of the proposed composite By-laws.

   Current        Proposed         Proposal                             Description of Amendment
  Article(s)     Article(s)        Number(s)                            ------------------------
  ----------     ----------        ---------
II                   II                         Meetings of Stockholders
                                       6        o     Provide for advance notice of director nominations and new business
                                       7        o     Provide for 51%, as opposed to 30%, stockholder vote to call a special meeting

III, IV, V       III, IV, V                     Directors, Officers and Committees
                                       8       o      Provide that the number of directors be fixed by the directors
                                                      (with the Stockholders having the right under Massachusetts law to enlarge the Board at any meeting)
                                                      Provide that the Board has the sole power to fill vacancies on the Board
                                                      Provide that a director may be removed for cause by a 2/3
                                                      stockholder vote or with or without cause by the Board
                                       9        o     Provide that the Chairman of the Board be a non-employee
                                                      director
                                      10        o Provide   that   Board
                                                      meetings   may   only   be
                                                      called  by  the  Chairman,
                                                      President or a majority of
                                                      directors

XII                  XII              11        Indemnification
                                                o     Provide for indemnification of directors and executive officers to the maximum extent permitted by law
                                                o     Provide for indemnification of persons serving with respect to the Company's employee benefit plans and Board discretion to indemnify employees and agents
                                                o     Specify procedure to be followed to secure indemnification
                                                o     Provide for the advancement of expenses before final resolution of litigation upon an undertaking to repay such expenses if a party is not entitled to indemnification

XIV                  XIV              12        Amendment of By-laws
                                                o     Provide that the Board has the power to amend the By-laws, unless otherwise required by law
                                                o     Provide for a 2/3 stockholder vote for amendments not
                                                      recommended by the Board

                                  PROPOSAL SIX

                           (Item 6 of the Proxy Card)

Procedures for Director Nominations and Matters to be Considered at Stockholder Meetings

        The Board has recommended that the By-laws be amended to adopt several provisions which institute advance notice and other procedures for the presentation of stockholder proposals and director nominations at stockholder meetings. The procedures would require at least 90 days' advance notice of new business or a director nomination to be considered at a meeting of stockholders and would require that a stockholder or his or her representative must be present at the meeting in order for such stockholder's proposal or director nomination to be considered. The text of the proposed amendments is contained in Exhibit C, Article II, attached to this Proxy Statement.

        Advance Notice. The By-laws currently do not require advance notice of business to be conducted or director nominations to be considered at meetings of stockholders. The purpose of requiring such advance notice of new business and director nominations is to assure that the Company and the stockholders will be afforded sufficient time and information to consider any stockholder proposal or director nomination before it is voted on by stockholders.

        Presence at Meeting. The By-laws currently do not require that a stockholder be present at a meeting in order to have such stockholder's proposal or director nomination heard. The Board of Directors believes that requiring stockholder presence at a meeting would ensure that stockholders have an opportunity to ask the stockholder or his representative questions regarding the proposal or director nomination at the meeting and thus the ability to make a more informed decision regarding the proposal or nomination. This may also discourage stockholders from making frivolous proposals or director nominations.

        The Board of Directors believes that these procedures are reasonable and will promote the orderly and efficient conduct of the meetings of the Company's stockholders. Although the proposed amendments do not give the Board of Directors any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at stockholder meetings, the adoption of this amendment might have the effect of precluding stockholders from presenting proposals or director nominations if the procedures are not followed and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to raise new business, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its stockholders. However, such requirements are similar to the advance notice requirements instituted under the Federal securities laws for the inclusion of information in a company's proxy statement.

        Approval of Proposal Six requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Six.

                                 PROPOSAL SEVEN

                           (Item 7 of the Proxy Card)

             Requirements to Call a Special Meeting of Stockholders

         The Board has recommended that the By-laws be amended to increase the percentage of stockholders required to call a special meeting of stockholders from 30% to 51%. The text of the proposed amendment is contained in Exhibit C,
Article II, Section 2, attached to this Proxy Statement.

         The Company's By-laws provide that a special meeting of stockholders may be called by the holders of 30% of the outstanding shares of common stock. Massachusetts law requires that the percentage of stock required to call a special meeting of stockholders be 40% or such other percentage as may be set forth in a company's articles of organization or by-laws. Increasing the required vote of stockholders to call a special meeting to a majority is intended to protect the Company against the disruption and expense of stockholder meetings called for frivolous purposes or for purposes not supported by the Board of Directors. The holding of special meetings between annual meetings is expensive and can be severely disruptive of management's efforts to operate of the Company's business.

         The adoption of such an amendment would make it more difficult for stockholders, between annual meetings, to call meetings or present proposals to their fellow stockholders by increasing the vote necessary to call a special meeting from 30% to 51%. This could have the effect of deterring takeover or other proposals not supported by the Board. It should be noted, however, that the amendment would not prevent stockholders from presenting proposals to their fellow stockholders at the annual meeting or at a special meeting of stockholders called by the Board or by the requisite percentage of stockholders.

         Approval of Proposal Seven requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Seven.

                                 PROPOSAL EIGHT

                           (Item 8 of the Proxy Card)

         Number of Directors, Filling Vacancies and Removal of Directors

         The current By-Laws of the Company provide for a staggered Board of Directors under which the Board is divided into three classes of relatively equal size, with each class serving a three-year term, so that only one class of directors is to be elected each year. This provision is designed to promote stability and continuity of the Board of Directors, to enable the existing directors to fulfill their fiduciary duty to the stockholders in an orderly and informed manner and to enhance the ability of the Board to carry out long-range plans designed to benefit the Company. With a staggered Board of Directors, a third party wishing to gain control of the Board by replacing directors with its own slate of nominees would have to accomplish this over the course of two elections, thus ensuring a measure of stability and continuity on the Board. The Board of Directors has recommended several amendments to the By-Laws, as set forth in this Proposal Eight, designed to prevent the purposes of the staggered Board structure from being frustrated by changing the number of directors or removing directors and then filling the vacancies. The effect of these proposed amendments may be to make it more difficult for a hostile party to take over the Company by gaining control of the Board of Directors, even if many stockholders might desire such a change in control.

        The Board has recommended that the By-laws be amended to provide that the Board set the number of directors and fill any vacancies on the Board and that directors may be removed with or without cause by the Board of Directors or with cause by a two-thirds vote of the stockholders. The text of the proposed amendments is contained in Exhibit C, Article III, Section 1, Article IV,
Section 3 and Article IV, Section 4, attached to this Proxy Statement.

        Number of Directors. The current By-laws provide that the number of directors of the Company be not less than six nor more than sixteen, as fixed by the stockholders, and that the Board of Directors may fill any vacancies on the Board. The Board proposes to amend this provision to provide that the Board set the number of directors. This proposal will promote the orderly election of directors at stockholder meetings by having the Board of Directors set the number in advance, so that all stockholders will know in advance how many directors are being elected and who the nominees are. The stockholders maintain the right, under Massachusetts law, to enlarge the Board at any meeting of stockholders.

        Filling of Vacancies. The Board also proposes to amend the By-laws so that vacancies on the Board may only be filled by the Board. Thus, if the size of the Board is expanded by the stockholders at a stockholder meeting, this provision ensures that the vacancies will be filled in an orderly manner, by the Board. Reserving these rights to the Board would also enable the Board to maintain the continuity and stability of the composition of the Board and prevent a stockholder from frustrating the staggered Board provisions by expanding the size of the Board and filling the vacancies with persons not nominated by the Board. These provisions would make it more difficult for a stockholder to gain control of the Board of Directors other than through the annual election of directors in accordance with the staggered Board and director nomination procedures. These proposed changes would not affect the right of stockholders to elect directors at any annual meeting of stockholders.

        Removal of Directors. Under Massachusetts corporate law, directors may be removed with or without cause by a majority vote of the stockholders or of the Board of Directors, but the law may be superseded by provisions of a company's articles of organization or by-laws. The proposed amendment provides for the removal of a director, with or without cause, by a majority of the Board, permitting the Board the flexibility to remove a director who, for whatever reason, conducts himself or herself other than in the best interests of the Company.

        The proposed amendment also provides that directors may be removed by the stockholders only for cause and by a two-thirds vote. The Company has a staggered Board of Directors, with each director elected to a three-year term by the stockholders. The Board of Directors believes that it is inappropriate for stockholders to remove a director without cause before the end of the term to which such director was elected because it would frustrate the staggered Board structure. In such a situation, a hostile party who gains sufficient voting control could take over the Company by replacing the Board of Directors with members who are friendly to such party. The effect of this proposed amendment is to make it more difficult for hostile stockholders to remove directors and gain control of the Board of Directors, which might serve to keep current Board members in their positions. This might also have the effect of discouraging hostile bids for the Company because of the delay it could cause in replacing members of the Board. However, the proposed amendment does provide for the stockholders to remove a director for cause by a two-thirds stockholder vote. The Board of Directors believes that these provisions are appropriate to protect the purposes of the staggered Board structure.

         Approval of Proposal Eight requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Eight.

                                  PROPOSAL NINE

                       Chairman of the Board of Directors

                           (Item 9 of the Proxy Card)

        The Board has recommended that the By-laws be amended to insert a provision mandating that the Chairman of the Board of Directors be a non-employee director. The text of the proposed amendment is contained in Exhibit C, Article III, Section 2 attached to this Proxy Statement.

        The current By-laws are silent as to the who may serve as Chairman of the Board of Directors. The insertion of the proposed language would require that the position of Chairman of the Board of Directors be held by a non-employee director, thereby formalizing the current practice of having different people serve in the positions of Chairman of the Board of Directors and Chief Executive Officer. The Board believes that this separation of the positions enhances the ability of the Board to oversee the performance of management.

        Approval of Proposal Nine requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Nine.

                                  PROPOSAL TEN

                           (Item 10 of the Proxy Card)

                     Call of a Special Meeting of Directors

        The Board has recommended that the By-Laws be amended to provide that special meetings of the Board of Directors may be called only at the request of the Chairman of the Board, the President or a majority of the directors. The text of the proposed amendment is contained in Exhibit C, Article V, Section 2, attached to this Proxy Statement.

         The By-Laws provide that the Board of Directors shall hold regular meetings at least once each quarter. In addition, special meetings of the Board may be called at the request of the President or two directors. The Board of Directors believes that holding Board meetings on a quarterly basis provides for sufficient opportunity for the directors to manage and oversee the business of the Company. If special meetings are needed, the Board of Directors believes that it is appropriate to permit the Chairman, the President or a majority of the directors to determine whether and when to call special meetings.

         Approval of Proposal Ten requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Ten.

                                 PROPOSAL ELEVEN

                           (Item 11 of the Proxy Card)

                                 Indemnification

         The Board has recommended that the By-laws be amended by replacing the current indemnification provisions with a new Article that enhances the indemnification rights of directors, executive officers and other persons. The proposed revisions state that the Company shall indemnify directors and executive officers to the maximum extent permitted by law. The revisions also extend indemnification to persons serving with respect to the Company's employee benefit plans, expressly provide for the advancement of expenses, and spell out the procedure which one must follow in securing indemnification. The revisions also give the Board the discretion to indemnify employees and agents of the Company as well. In addition, the revisions provide that indemnification shall be available unless the person did not act in the reasonable belief that his or her actions were in the best interest of the Company. The text of the proposed amendment, which also contains various other provisions, is contained in Exhibit C, Article XII, attached to this Proxy Statement.

        It is crucial for the Company to be able to attract and retain highly competent individuals as directors and executive officers. The Board of Directors believes that the proposed amendments will enhance the Company's ability to attract and retain competent directors and executive officers by providing indemnification rights comparable to those provided by other public companies. The proposed changes will make it clear that indemnification of directors and executive officers shall be provided to the fullest extent permitted by law, will formalize indemnification procedures and will allow the Company to advance expenses to any party who may be indemnified under the By-laws, upon a written undertaking by such person to repay any such monies if it is ultimately determined that the person is not entitled to indemnification. This would allow the Company to provide assistance with litigation expenses as they occur, as opposed to when the litigation is resolved, which might take years.

        The standard for denying indemnification set forth in the current By-laws provides that indemnification is not available if the person acted out of his or her own negligence or willful misconduct or was derelict in the performance of his or her duty. Changing that standard to whether the person acted in the reasonable belief that his or her actions were in the best interest of the Company makes the indemnification standard consistent with Massachusetts corporate law and consistent with the standard employed by most public companies. This standard is intended to deny indemnification to a person who acted in bad faith or was not reasonable in his or her actions and to allow for indemnification of a person who may be alleged to be negligent but who was reasonable in the belief that his or her actions were in the best interests of the Company.

        The proposed changes provide for the indemnification of persons serving with respect to an employee benefit plan as is now allowed under a change in Massachusetts corporate law. This legislative change arose in response to the increased litigation risk of persons serving with respect to employee benefit plans. The proposed changes would also allow the Board, in its discretion, to provide indemnification to employees and agents of the Company. This would give the Board the discretion to indemnify such persons, but would not make such indemnification mandatory as with directors, executive officers and people serving with respect to the employee benefit plans.

        Approval of Proposal Eleven requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Eleven.

                                 PROPOSAL TWELVE

                           (Item 12 of the Proxy Card)

                            Amendment of the By-Laws

        The Board has recommended that the By-laws be amended to provide that the Board of Directors may amend the By-laws. The proposed amendment would further provide that the stockholders may amend the By-laws by a two-thirds vote, except that only a majority vote is needed if the Board of Directors recommends the amendment. The text of the proposed amendment is contained in Exhibit C, Article XIV, attached to this Proxy Statement.

         Amendment by Directors. The current By-laws require a majority vote of stockholders for the amendment of By-law provisions. The Company believes that granting the Board of Directors the right to amend the By-laws gives the Company flexibility and enables the By-laws to be amended without incurring the time and expense of a proxy solicitation. Stockholders should note that granting the Board of Directors the ability to amend the By-laws would give the Board the right to institute other By-law provisions, including, possibly, further antitakeover provisions, without obtaining stockholder approval. However, under Massachusetts law, stockholders will be given notice of any By-law amendments adopted by the Board at least by the time of the notice of the next stockholder meeting. Thus, stockholders may amend or repeal any provision they deem unfavorable at a subsequent meeting of stockholders.

         Amendment by Stockholders. The proposed amendment would raise the vote needed for stockholders to approve amendments not recommended by the Board to two-thirds. The effect of this proposed change would be that an amendment that is not favored by the Board would require the approval of two-thirds in interest of the stockholders, thus making it more difficult to enact amendments not favored by the Board of Directors. This higher vote requirement is designed to make it more difficult for a hostile stockholder to amend the By-laws to change or omit provisions such as those included in Proposals Six through Eleven which are intended to protect the interests of the stockholders as a whole. In addition, the Board believes that this higher vote requirement is appropriate to make the By-laws consistent with the vote requirement for amendment of the Articles and the approval of certain extraordinary transactions as described in Proposals Four and Five above. It should be noted that these amendments would make it more difficult for stockholders to approve amendments not favored by the Board even though more than a majority in interest of stockholders might be in favor of such amendments.

        Approval of Proposal Twelve requires the affirmative vote of a majority of the outstanding stock. The Board of Directors recommends a vote FOR this Proposal Twelve.

                 OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

         The following table sets forth certain information with respect to the number of shares of the Company's Common Stock beneficially owned as of May 14, 1999 by the directors and the Executive Officers.

Principal Stockholders
                                     Amount and Nature of Beneficial Ownership
                                     -----------------------------------------
                                     Sole voting and           Shared voting and                         Percent
Beneficial Owners                   investment power         investment power (1)       Total           of Class
-----------------                   ----------------         --------------------       -----           --------
Beneficial owners of more
than five percent of stock:
Trustees of the
Abel D. Makepeace Trust
Box 151, Wareham, MA  02571
  Zelinda M. Douhan                         6,800               678,720(2)              685,520            7.65%
  Christopher Makepeace                    62,000               852,720(2)              914,720           10.21%
  Thomas Otis, Jr. (3)                    210,284               678,720(2)              889,004            9.92%

Directors and Executive Officers
John F. Aylmer                              4,192                      400                4,592            0.05%
John S. Burnett                                 -                    1,520                1,520            0.02%
Palmer Davenport                          152,200                   10,000              162,200            1.81%
George D. Denmark                          13,296                        -               13,296            0.15%
John Otis Drew (4)                          2,787                    2,894                5,681            0.06%
Stephen B. Lawson                           4,000                   23,281               27,281            0.30%
Noal D. Reid                                    4                    3,987                3,991            0.04%
William C. Snow                            64,999                        -               64,999            0.73%
All Directors and Executive Officers
  as a group                              241,478                   42,082              283,560            3.17%

(1) Shares shown include shares owned by their spouses, minor children, other relatives living in their homes, or in estates or trusts in which they may have a beneficial interest. Shares shown include the interest shares of Common Stock held in the Bank's Employee Stock Ownership
         Plan: Mr. Burnett, 552 shares; Mr. Lawson, 1,261 shares; Mr. Reid, 983 shares. Also included are unexercised but exercisable stock options of 4,500 shares for Mr. Lawson and 3,000 shares for Mr. Reid.
(2)      Includes  678,720 shares held in the Abel D. Makepeace  Trust.
(3)      Mr. Otis is the uncle of Mr. Drew, a director.
(4) Mr. Drew is a beneficiary of the Abel D. Makepeace Trust but disavows any voting or investment power over shares of the Common stock held by the Trust. 14

                                PROPOSAL THIRTEEN

                           (Item 13 of the Proxy Card)

        Stockholder Proposal to "Cancel" the Holding Company Structure

        Mr. John Jennings Crapo, P.O. Box 400151, Cambridge, MA 02140-0002, who holds of record 220 shares of the Company's Common Stock, has submitted the following proposal for action at the Special Meeting:

        The recently approved creation of a holding company for the Cape Cod Bank and Trust Company is herebye (sic) cancelled effective the adjournment this meeting of assembled proxies and shareholder meeting as a meeting of shareholders.

        Company Statement in Opposition. The Company became the holding company for Cape Cod Bank and Trust Company (the "Bank") on February 11, 1999, after approval by over two-thirds of the stockholders and all necessary regulatory authorities. As explained in the Proxy Statement for the Special Meeting of Stockholders, which was distributed on or about November 9, 1998, management of the Bank, which is also management of the Company, believes that the holding company structure provides greater flexibility for meeting the future financial needs of the Bank and other subsidiaries of the Company and is responsive to the competitive conditions in the financial services market. The Company is not subject to the same regulatory restrictions as is the Bank, and so the Company is able to acquire and invest more freely in certain bank and bank-related activities, such as engaging in a wide range of lending and securities investment and underwriting activities and owning separately chartered savings and loan associations through subsidiaries. In addition, the Company is not subject to the same regulatory limitations on the amounts which it can invest in its subsidiaries and other businesses or on the repurchase of Company Common Stock, and it has the ability to augment capital of the Bank and affiliates by the incurrence of debt. Management of the Company believes that the holding company structure may facilitate the acquisition of other banks and other companies engaged in bank-related activities, as well as non-banking entities, in order to broaden the scope of services which may be offered to the public.

        The Company continues to believe that the holding company structure is in the best interests of the stockholders and does not believe that the structure should be canceled. Cancelation of the holding company structure would require regulatory approvals, the dissolution of the Company, the exchange of Company stock with that of the Bank, and the amendment of the employee benefits plans and other agreements to which the Company is a party. Not only does the Company believe that it is in the best interest of the stockholders to maintain the current holding company structure, but it would be a costly and lengthy process to dissolve the Company and restore the Bank to its prior organization. Accordingly, the Board of Directors recommends a vote against the cancelation of the holding company structure.

        Approval of the cancelation of the holding company structure requires the affirmative vote of two-thirds of the outstanding stock. The Board of Directors recommends a vote AGAINST this Proposal Thirteen.


                              STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders of the Company which is scheduled to be held on April 27, 2000, must be filed with the Clerk of Bancorp prior to November 23, 1999, if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be directed to: Clerk, CCBT Bancorp, Inc., 307 Main Street, Hyannis, Massachusetts 02601.

        Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals that the Company receives after February 8, 2000, other than proposals to be considered for inclusion in the Company's proxy statement pursuant to SEC regulations described above.
 With respect to stockholder proposals that the Company receives on or before February 8, 2000, other than proposals to be considered for inclusion in such proxy statement pursuant to SEC regulations, these proxies will confer discretionary voting authority, subject to SEC rules governing the exercise of this authority.

                                  OTHER MATTERS
        At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Special Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote the shares according to their best judgment.

                                                                       EXHIBIT A

                                    PROPOSED

- - ---------------
Examiner               THE COMMONWEALTH OF MASSACHUSETTS

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
               One Ashburton Place, Boston, Massachusetts 02108-1512

- - ----------             Proposed, Amended and Restated
Name                          ARTICLES OF ORGANIZATION
Approved                    (GENERAL LAWS, CHAPTER 156B)


                                      ARTICLE   I

                     The exact name of the corporation is:

                                 CCBT FINANCIAL COMPANIES, INC.


                                      ARTICLE II

                  The purpose of the corporation is to engage in the following business activities:

          A. To acquire, invest in or hold stock in any subsidiary permitted under (i) the Bank Holding Company Act of 1956, and
                  (ii) Massachusetts General Laws, Chapter 167, as such statutes may be amended from time to time, and to engage in any other activity or enterprise permitted to a bank holding company under said statutes or other applicable law.

          B. To buy, sell, invest in, hold and deal in property of every nature and description, real and personal, tangible and intangible, permissible for such a corporation.

          C. To carry on any business or other activity which may be lawfully carried on by a corporation organized under the Business Corporation Law of the Commonwealth of Massachusetts, whether or not related to those referred to in the foregoing paragraphs.
                                        .
                                       A1

        NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS
FORM IS
        INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF
SEPARATE
 5      8 1/2 x 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH.
- - ----    ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE
SHEET SO LONG
P.C.    AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

                                  ARTICLE III

State the total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue.

- - ----------------------------------------------------------------------------

            WITHOUT PAR VALUE                    WITH PAR VALUE
- - ----------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES     TYPE   NUMBER OF SHARES      PAR VALUE
- - ----------------------------------------------------------------------------
  Common:             0             Common:     12,000,000           $1.00
- - ----------------------------------------------------------------------------

- - ----------------------------------------------------------------------------
  Preferred:          0             Preferred:   2,000,000           $1.00
- - ----------------------------------------------------------------------------

- - ----------------------------------------------------------------------------

                                   ARTICLE IV

If more than one class of stock is authorized state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

         Please see attached addendum.


                                       A2

                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

         Please see attached addendum.


                                  ARTICLE VI

**Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

         Please see attached addendum.

**If there are no provisions state "None".:
Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                                  ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

                                 ARTICLE VIII

THE INFORMATION CONTAINED IN ARTICLE VIII IS NOT A PERMANENT PART
OF THE
ARTICLES OF ORGANIZATION.

a. The street address (post office boxes are not acceptable) of the principal office of the corporation in Massachusetts is:

          307 Main Street, Hyannis, Massachusetts 02601


                                       A4

b. The name, residential address and post office address of each director and officer of the corporation is as follows:


President:   Stephen B. Lawson       218 Willow Street
                                     West Barnstable, MA 02630          Same

Treasurer:   Noal D. Reid            156 Blue Rock Road
                                     South Yarmouth, MA 02664           Same

Clerk:       John S. Burnett         14 Madison Avenue
                                     Centerville, MA 02632              Same

Directors:   SEE ATTACHED ADDENDUM

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December

d. The name and business address of the resident agent, if any, of the corporation is: John S. Burnett, Clerk

          307 Main Street, Hyannis, Massachusetts 02601

                                  ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names set forth above, have been duly elected.


IN WITNESS WHEREOF AND UNDER THE PAINS AND PENALTIES OF PERJURY. I/we, whose signature(s) appear below as incorporator(s) and whose name(s) and business or residential address(es) are clearly typed or printed beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws, Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this [ ] day of [ ], 1999.

- - ----------------------------------------------------------------------------

                           Jennifer D. Miller, Esq.
- - ----------------------------------------------------------------------------

                                       A5

                         Goodwin, Procter & Hoar, LLP
- - ----------------------------------------------------------------------------

                 Exchange Place, Boston, Massachusetts  02109
- - ----------------------------------------------------------------------------

NOTE: IF AN EXISTING CORPORATION IS ACTING AS INCORPORATOR, TYPE IN
THE EXACT
NAME OF THE CORPORATION, THE STATE OR OTHER JURISDICTION WHERE IT
WAS
INCORPORATED, THE NAME OF THE PERSON SIGNING ON BEHALF OF SAID
CORPORATION AND
THE TITLE HE/SHE HOLDS OR OTHER AUTHORITY BY WHICH SUCH ACTION IS
TAKEN.

                                       A6

                      THE COMMONWEALTH OF MASSACHUSETTS

                          ARTICLES OF ORGANIZATION
                        (GENERAL LAWS, CHAPTER 156B)


'''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''

          I hereby certify that, upon examination of these Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of [$ ] having been paid, said articles are deemed to have been filed with me this [ ] day of [ ], 1999.

          Effective date: ____________________________________________

                     /s/ William Francis Galvin
                     --------------------------
                         WILLIAM FRANCIS GALVIN

                    Secretary of the Commonwealth

          FILING FEE: One tenth of one percent of the total authorized capital stock, but not less than $200.00. For the purpose of filing, shares of stock with a par value less than $1.00, or no par stock, shall be deemed to have a par value of $1.00 per share.

                  TO BE FILLED IN BY CORPORATION
                PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                    Paul W. Lee, P.C.
               ------------------------------------------

                    Goodwin, Procter & Hoar, LLP
               ------------------------------------------

                    Exchange Place, Boston, MA  02109
               ------------------------------------------


               Telephone:  (617) 570-1000
                         --------------------------------



                                       A7

                                                                       Exhibit A

                  Proposed ADDENDA TO THE AMENDED AND RESTATED
                           ARTICLES OF ORGANIZATION OF
                         CCBT FINANCIAL COMPANIES, INC.


                                   Addendum A

                                   ARTICLE IV

                                  CAPITAL STOCK

         The authorized capital stock of CCBT FINANCIAL COMPANIES, INC. (the "Corporation") shall consist of (i) common stock, $1.00 par value per share (the "Common Stock"), and (ii) preferred stock, $1.00 par value per share (the "Preferred Stock").

         A.       Common Stock

                  1. The holders of shares of Common Stock shall be entitled to one vote for each share so held with respect to all matters voted on by the stockholders of the Corporation, subject in all cases to the voting rights, if any, of any holders of Preferred Stock.

                  2. Subject to the rights of the Preferred Stock upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

                  3. Subject to the rights, if any, of any holders of Preferred Stock, dividends may be paid on the Common Stock as and when declared by the Board of Directors of the Corporation (the "Board of Directors") out of funds legally available therefor.

         B.       Preferred Stock

         Subject to any limitations prescribed by law or these Articles, the Board of Directors or any authorized committee thereof is expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series of stock, and by filing a certificate pursuant to applicable law of the Commonwealth of Massachusetts, to establish or change from time to time the number of shares to be included in each series, and to fix the designation, voting powers, preferences, qualifications, privileges and rights of the shares of each series and any qualifications, limitations and restrictions thereof. The Board of Directors or any authorized committee thereof shall have the right to determine or fix by vote or votes providing for the issuance of the shares thereof one or more of the following with respect to each series of such Preferred Stock:

                                       A9

                1. The distinctive serial designation and the number of shares constituting such series;


                2. The dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating and other rights, if any, with respect to dividends;


                3. The voting powers, full or limited, if any, of the shares of such series;

                4. Whether the shares of such series shall be redeemable (at the option of the holder or of the Corporation or otherwise) and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

                5. The amount or amounts payable upon the shares of such series and any preferences applicable thereto in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                6. Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

                7. Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other series of the same or any other class or classes of stock of the Corporation or the securities of any other entity or any other assets and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                8. The price or other consideration for which the shares of such series shall be issued;

                9. Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other class or series of stock; and

                  10. Such other powers, preferences, rights, qualifications, limitations and restrictions thereof as the Board of Directors or any authorized committee thereof may deem advisable.

Subject to the authority of the Board of Directors or any authorized committee thereof

                                       A10
as set forth in Paragraph 9 above, any shares of Preferred Stock shall, upon reacquisition thereof by the Corporation, be restored to the status of authorized but unissued Preferred Stock under this Section B.

         Except as specifically provided in these Articles, the holders of Preferred Stock or Common Stock shall not be entitled to any vote and shall not have any voting rights concerning the designation or issuance of any shares of Preferred Stock authorized by and complying with the conditions of these Articles, and subject to the authority of the Board of Directors or any authorized committee thereof as set forth above, the right to any such vote is expressly waived by all present and future holders of the capital stock of the Corporation.
                                       A11

                                   Addendum B
                                   ----------

                                 ARTICLE VI (A)

                      LIMITATION OF LIABILITY OF DIRECTORS

         A. No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director notwithstanding any provision of law imposing such liability; provided, however, that this Article shall not eliminate or limit any liability of a Director (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Sections 61 or 62 of Chapter 156B of the General Laws of the Commonwealth of Massachusetts, or (iv) with respect to any transaction from which the Director derived an improper personal benefit.

         B. No amendment or repeal of this Article shall adversely affect the rights and protection afforded to a Director of this Corporation under this Article for acts or omissions occurring prior to such amendment or repeal. If the Massachusetts Business Corporation Law is hereafter amended to further eliminate or limit the personal liability of Directors or to authorize corporate action to further eliminate or limit such liability, then the liability of the Directors of this Corporation shall be eliminated or limited to the fullest extent permitted by the Massachusetts Business Corporation Law as so amended.

                                 ARTICLE VI (B)

                   STOCKHOLDER VOTE REQUIRED FOR AMENDMENT OF
                            ARTICLES OF ORGANIZATION

         These Articles may be amended at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the total votes eligible to be cast on such amendment by holders of voting stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment at such meeting of stockholders, such amendment shall only require the affirmative vote of a majority of the total votes eligible to be cast on such amendment by holders of voting stock, voting together as a single class.

                                       A12

                                 ARTICLE VI (C)

               STOCKHOLDER VOTE REQUIRED FOR CERTAIN TRANSACTIONS

         Whenever any vote of the stockholders of the Corporation is required by applicable law to approve any (i) sale, lease or exchange of all or substantially all of the property or assets, including goodwill, of the Corporation or (ii) merger or consolidation of the Corporation with or into any another corporation, such approval shall require the affirmative vote of at least two-thirds of the total votes eligible to be cast on such sale, lease or exchange, or merger or consolidation, by holders of voting stock, voting together as a single class, at any annual meeting of stockholders or special meeting of stockholders called for such purpose; provided, however, that if the Board of Directors recommends that stockholders approve such sale, lease or exchange, or merger or consolidation, at such meeting of stockholders, such approval shall require the affirmative vote of a majority of the total votes eligible to be cast on such sale, lease or exchange, or merger or consolidation, by holders of voting stock, voting together as a single class.

                                       A13

                                   Addendum C

                   Name                             Residence                                Address
                   ----                             ---------                                -------

President:       Stephen B. Lawson             218 Willow Street                            Same
                                               West Barnstable, MA 02668

Treasurer:       Noal D. Reid                  156 Blue Rock Road                           Same
                                               South Yarmouth, MA 02664

Clerk:           John S. Burnett               14 Madison Avenue                            Same
                                               Centerville, MA 02632

Directors:

Class I          Mr. William C. Snow           22 Gibson Road                               P.O. Box 355
                                               Orleans, MA 02653                            Orleans, MA 02653

                 Mr. George D. Denmark         29 Depot Road                                P.O. Box 92
                                               Cataumet, MA 02534                           Cataumet,MA 02534

Class II         Mr. Stephen B. Lawson         218 Willow Street                            Same
                                               West Barnstable, MA 02668

                 Mr. Palmer Davenport          177 Uncle Barney's Road                      P.O. Box 218
                                               West Dennis, MA 02670                        West Dennis, 02670

Class III        Mr. John F. Aylmer            119 Tern Lane                                Same
                                               Centerville, MA 02632

                 Mr. John Otis Drew            39 Sea Marsh Road                            Same
                                               Centerville, MA 02632

                                       A14

                                                                       EXHIBIT B
/s/ SIGNATURE
    ILLEGIBLE
- - ---------------
Examiner                 THE COMMONWEALTH OF MASSACHUSETTS

                               WILLIAM FRANCIS GALVIN
                            Secretary of the Commonwealth
                One Ashburton Place, Boston, Massachusetts 02108-1512

ILLEGIBLE
- - ----------
Name                          ARTICLES OF ORGANIZATION
Approved                    (GENERAL LAWS, CHAPTER 156B)


                                      ARTICLE   I

                      The exact name of the corporation is:

                                 CCBT Bancorp, Inc.


                                   ARTICLE II

                  The purpose of the corporation is to engage in the following business activities:

          A. To acquire, invest in or hold stock in any subsidiary permitted under (i) the Bank Holding Company Act of 1956, and
                  (ii) Massachusetts General Laws, Chapter 167, as such statutes may be amended from time to time, and to engage in any other activity or enterprise permitted to a bank holding company under said statutes or other applicable law.

          B. To buy, sell, invest in, hold and deal in property of every nature and description, real and personal, tangible and intangible, permissible for such a corporation.
 C
          C.      To carry on any business or other activity which may be
 P lawfully carried on by a corporation organized under the Business Corporation Law of the Commonwealth of Massachusetts,
 M whether or not related to those referred to in the foregoing paragraphs.

                                       B1

R.A.

        NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS
FORM IS
        INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF
SEPARATE
 5      8 1/2 x 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH.
- - ----    ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE
SHEET SO LONG
P.C.    AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

                                  ARTICLE III

State the total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue.

- - ----------------------------------------------------------------------------

            WITHOUT PAR VALUE                    WITH PAR VALUE
- - ----------------------------------------------------------------------------
    TYPE         NUMBER OF SHARES     TYPE   NUMBER OF SHARES      PAR VALUE
- - ----------------------------------------------------------------------------
  Common:             0             Common:     12,000,000           $1.00
- - ----------------------------------------------------------------------------

- - ----------------------------------------------------------------------------
  Preferred:          0             Preferred:       0
- - ----------------------------------------------------------------------------

- - ----------------------------------------------------------------------------

                                  ARTICLE IV

If more than one class of stock is authorized state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

                                       B2

          None.
                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

          None.

                                  ARTICLE VI

**Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

          None.

**If there are no provisions state "None".:
Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                                  ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

                                 ARTICLE VIII

THE INFORMATION CONTAINED IN ARTICLE VIII IS NOT A PERMANENT PART OF THE ARTICLES OF ORGANIZATION.

a. The street address (post office boxes are not acceptable) of the principal office of the corporation in Massachusetts is:


                                       B3

          307 Main Street, Hyannis, Massachusetts 02601

b. The name, residential address and post office address of each director and officer of the corporation is as follows:

                 NAME                RESIDENTIAL ADDRESS          POST OFFICE ADDRESS
President:   Stephen B. Lawson       218 Willow Street
                                     West Barnstable, MA 02630          Same

Treasurer:   Noal D. Reid            156 Blue Rock Road
                                     South Yarmouth, MA 02664           Same

Clerk:       John S. Burnett         14 Madison Avenue
                                     Centerville, MA 02632              Same

Directors:   SEE ATTACHMENT A

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December

d. The name and business address of the resident agent, if any, of the corporation is: John S. Burnett, Clerk

          307 Main Street, Hyannis, Massachusetts 02601

                                  ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names set forth above, have been duly elected.


IN WITNESS WHEREOF AND UNDER THE PAINS AND PENALTIES OF PERJURY. I/we, whose signature(s) appear below as incorporator(s) and whose name(s) and business or residential address(es) are clearly typed or printed beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws, Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 8th day of October, 1998.

                                       B4

                         /s/ Jennifer D. Miller, Esq.
- - ----------------------------------------------------------------------------

                           Jennifer D. Miller, Esq.
- - ----------------------------------------------------------------------------

                         Goodwin, Procter & Hoar, LLP
- - ----------------------------------------------------------------------------

                 Exchange Place, Boston, Massachusetts  02109
- - ----------------------------------------------------------------------------
NOTE: IF AN EXISTING CORPORATION IS ACTING AS INCORPORATOR, TYPE IN
THE EXACT
NAME OF THE CORPORATION, THE STATE OR OTHER JURISDICTION WHERE IT
WAS
INCORPORATED, THE NAME OF THE PERSON SIGNING ON BEHALF OF SAID
CORPORATION AND
THE TITLE HE/SHE HOLDS OR OTHER AUTHORITY BY WHICH SUCH ACTION IS
TAKEN.

                                 ATTACHMENT A
                                 ------------

                        Directors of CCBT Bancorp, Inc.


Name                       Residential Address            Post Office Address

Mr. Stephen B. Lawson      218 Willow Street              Same
                           West Barnstable, MA 02630

Mr. John F. Aylmer         119 Tern Lane                  Same
                           Centerville, MA 02632

Mr. Palmer Davenport       177 Uncle Barney's Road        P.O. Box 218
                           West Dennis, MA 02670          West Dennis, MA 02670

Mr. George D. Denmark      29 Depot Road                  P.O. Box 92
                           Cataumet, MA 02534             Cataumet, MA 02534

                                       B5

Mr. John Otis Drew         39 Sea Marsh Road              Same
                           Centerville, MA 02632

Mr. William C. Snow        22 Gibson Lane                 P.O. Box 355
                           Orleans, MA 02653              Orleans, MA 02653

                      THE COMMONWEALTH OF MASSACHUSETTS

                          ARTICLES OF ORGANIZATION
                        (GENERAL LAWS, CHAPTER 156B)

'''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''

          I hereby certify that, upon examination of these Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $12,000.00 having been paid, said articles are deemed to have been filed with me this 8th day of October 1998.

          Effective date: ____________________________________________

                     /s/ William Francis Galvin
                         WILLIAM FRANCIS GALVIN

                    Secretary of the Commonwealth

          FILING FEE: One tenth of one percent of the total authorized capital stock, but not less than $200.00. For the purpose of filing, shares of stock with a par value less than $1.00, or no par stock, shall be deemed to have a par value of $1.00 per share.

                   TO BE FILLED IN BY CORPORATION
                PHOTOCOPY OF DOCUMENT TO BE SENT TO:


                                       B6

                    Paul W. Lee, P.C.
               ------------------------------------------

                    Goodwin, Procter & Hoar, LLP
               ------------------------------------------

                    Exchange Place, Boston, MA  02109
               ------------------------------------------

               Telephone:  (617) 570-1000
                         --------------------------------

                                       B7

                                                                       Exhibit C

                                    PROPOSED

                           COMPOSITE, AMENDED BY-LAWS

                                       of

                       CCBT BANCORP, INC. (the "Company")


                                    ARTICLE I
                                Principal Office

         The  Company  shall  have  its  principal   office  in  the  County  of
Barnstable, Massachusetts, and may have branch offices at such place or places as are permitted by law and authorized by the Board of Directors.

                                   ARTICLE II
                            Meetings of Stockholders

         Section 1. Annual Meeting. The annual meeting of the stockholders shall be held on the fourth Thursday of April of each year at such time and place in the County of Barnstable, Massachusetts, as shall be determined by the Board of Directors and specified in the notice of the meeting, for the election of a Clerk and a Board of Directors and the transaction of such other business as may properly come before the meeting.

         If, for any cause, the annual meeting shall not be called and held as hereinabove prescribed, a special meeting shall be called in the manner hereinbelow provided in lieu of the annual meeting and for the purposes thereof and for such additional purposes as shall be specified in the notice of said special meeting.

         Section 2. Special Meetings. Special meetings of stockholders may be called by the Board of Directors. Special meetings shall be called by the Clerk or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold at least (i) 51% in interest of the capital stock entitled to vote at such meeting or (ii) such lesser percentage, if any, (but not less than 40%) as shall be determined to be the maximum percentage which the Corporation is permitted by applicable law to establish for the call of such a meeting. Application to a court pursuant to Section 34(b) of Chapter 156B of the General Laws of the Commonwealth of Massachusetts requesting the call of a special meeting of stockholders because none of the officers is able and willing to call such a meeting may be made only by stockholders who hold at least (i) 51% in interest of the capital stock entitled to vote at such meeting or (ii) such lesser percentage, if any, (but not less than 40%) as shall be determined to be the maximum percentage which the Corporation is permitted by applicable law to establish for the call of such a meeting. The hour, date and

                                       C1
place of any special meeting and the record date for determining the stockholders having the right to notice of and to vote at such meeting shall be determined by the Board of Directors or the President. At a special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been stated in the written notice of the special meeting and otherwise properly brought before the special meeting. In order for a proposal by a stockholder to be properly brought before a special meeting of the stockholders, the application to the Clerk for the call of such meeting must contain the information required by the second paragraph of Section 3(A) of this Article II with respect to proposals by stockholders to be considered at an Annual Meeting.

         Section 3.        Notice of Stockholder Business and Nominations.

                  A.       Annual Meetings of Stockholders.

                  (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this By-law.

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph 1 of this Section 3.A, the stockholder must have given timely notice thereof in writing to the Clerk of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Clerk at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's

                                       C2
         written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                  (3) Notwithstanding anything in the second sentence of paragraph 2 of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Clerk at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

         B. Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph 2 of this By-law shall be delivered to the Clerk at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                                       C3

         C.       General.

                  (1) Only such persons who are nominated in accordance with the procedures set forth in this By-law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. If the Board of Directors or a designated committee thereof determines that any stockholder proposal or nomination was not made in a timely fashion in accordance with the provisions of this By-law or that the information provided in a stockholder's notice does not satisfy the information requirements of this By-law in any material respect, such proposal or nomination shall not be presented for action at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal or nomination in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the stockholder proposal or nomination was made in accordance with the terms of this By-law. If the presiding officer determines that any stockholder proposal or nomination was not made in a timely fashion in accordance with the provisions of this By-law or that the information provided in a stockholder's notice does not satisfy the information requirements of this By-law in any material respect, such proposal or nomination shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal or nomination was made in accordance with the requirements of this By-law, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal or nomination.

                  (2) For purposes of this By-law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (including, without limitation, a Form 8- K) pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (3) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

         Section 4. Notice. The Clerk shall give notice of every meeting of the stockholders by mailing, postage prepaid, a written notice thereof at least seven days before the time fixed for the meeting to each stockholder of record entitled to vote thereat addressed to him at his address as

                                       C4
appearing upon the books of the Company. The notice of each meeting shall set forth the time, place, and purposes thereof.

         In the event of the absence, incapacity or refusal of the Clerk to call or give notice of any annual meeting or any special meeting, such meeting may be called by the President or by any other person designated for the purpose by the Board of Directors, in the manner hereinabove prescribed.

         Section 5. Method of Voting. Each holder of record of stock outstanding and entitled to vote at a meeting, if present in person or represented by valid proxy thereat, shall have one vote at such meeting for each share of stock outstanding and entitled to vote thereat held of record by such holder. A proxy may be appointed by an instrument in writing signed by the stockholder or his duly authorized attorney or legal representative but no proxy instrument which is dated more than six months before the meeting named therein shall be accepted and no such proxy instrument shall be valid after the final adjournment of such meeting. All proxy instruments shall be filed with and verified by the Clerk of the meeting before being voted.

         Election of Directors and Clerk shall be by ballot, and upon request of any stockholder at any meeting, the vote upon any question properly brought before the meeting shall be by ballot.

         Section 6. Quorum. At any stockholders' meeting a majority in interest of the shares of stock of the Company outstanding and entitled to vote, represented at the meeting by stockholders of record in person or by proxy, shall constitute a quorum for the transaction of business at any meeting. When a quorum is present at any meeting, a majority of the stock represented thereat and entitled to vote shall decide any question brought up at such meeting, except where a larger vote is required by express provision of law or by these By-laws or the Articles of Organization.

         Section 7. Adjournments. By vote of the holders of record of a majority of the stock outstanding and entitled to vote at a meeting and present in person or by proxy thereat, whether or not a quorum is present, such meeting may be adjourned finally or to reconvene to the same place or at such other place in Barnstable County and at such other time as shall be specified in such vote. No notice of any such adjournment shall be required other than announcement of such adjournment at the meeting or at any adjournment thereof at which such adjournment is voted, whether the adjournment is by vote of a quorum or of less than a quorum.

         At any such reconvened meeting, whether the adjournment has been by vote of a quorum or of less than a quorum, at which a quorum shall be present in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 8. Addresses of Stockholders. Every stockholder, if and when requested by the Clerk, shall file with the Clerk an address at or to which all notices may be served upon or mailed to such stockholder and, if no such address is furnished, notices may be addressed to such

                                       C5
stockholder at any other address of the stockholder appearing upon the books of the Company as determined by the Secretary.

                                   ARTICLE III
                       Directors, Officers and Committees

         Section 1. Directors. The Board of Directors of the Company shall consist of not less than six nor more than sixteen Directors as fixed by resolution adopted by the Board of Directors pursuant to these By-laws.

         At least three-fourths of the Directors shall be citizens of the Commonwealth and resident therein. Directors shall be nominated in accordance with Section 3 of Article II.

         Section 2. Officers. The officers of the Company shall be a President, a Treasurer, one or more Vice Presidents, one or more Assistant Treasurers, a Clerk, and a Secretary of the Board of Directors, and if the Board of Directors so determines, a Chairman of the Board of Directors, and such other officers as shall be elected by the Board of Directors. The Chairman of the Board, if one is elected, shall be a non-employee director.

         The Clerk shall be a resident of the Commonwealth. One person may be elected to and serve in more than one office except that the President may not be either the Treasurer or the Clerk.

         Section 3. Committees. There shall be an Executive Committee, as hereinafter provided for, and such additional committees as the Board of Directors shall from time to time appoint.

         Section 4. Oath of Office. The Directors and officers shall be sworn to the faithful performance of their duties as prescribed by law and the Directors shall take such additional oaths as shall be required by law.

                                   ARTICLE IV
                                    Elections

         Section 1. Directors. Except as hereinbelow provided, approximately one-third of the Directors shall be chosen by ballot at each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for purposes of the annual meeting. They shall serve for a term of three years and until their successors are elected and have qualified, providing, however, that a term of one or two years shall be substituted when necessary to insure that no person serve as a Director after the annual meeting following such person's 72nd birthday.

                                       C6

         There shall be three classes of directors. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 1999, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2000, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2001. Those standing for re-election shall be elected for a term of three years.

         Section 2. Officers. The President, who shall be a member of the Board of Directors, the Treasurer, the Secretary of the Board of Directors, and at least one Vice President and one Assistant Treasurer shall be elected by the Board of Directors at its organizational meeting held after each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. The Board of Directors shall also have power to elect such additional Vice Presidents, Assistant Treasurers and other officers and agents (other than the Clerk except in the event of a vacancy) and a Chairman of the Board as the Board of Directors shall from time to time determine and to confer upon any such other officers and agents such titles as the Board of Directors sees fit. All officers and agents elected and appointed by the Board of Directors shall hold their respective offices during the pleasure of the Board of Directors.

         The Clerk shall be elected by ballot at each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. He shall serve until the next annual meeting of the stockholders and until his successor is elected and has qualified.

         Section 3. Resignations and Vacancies. Any Director or officer may resign by giving written notice to the President, the Clerk or the Board of Directors, and such resignation shall take effect as specified in the notice or sooner at the pleasure of the Board of Directors.

         Vacancies in the Board of Directors or in any office shall be filled by the Board of Directors and in the event of a vacancy in the Board of Directors, such vacancy shall be filled by the remaining members of the Board then in office. The person chosen to fill any vacancy in the Board of Directors or in the office of Clerk shall hold office for the unexpired portion of the term for which his predecessor was chosen and the person chosen to fill any other office shall hold office during the pleasure of the Board of Directors.

         Section 4.        Removal of Directors.

         (A) Removal by Directors. A Director may be removed, with or without cause, by vote of a majority of the Directors then in office.

         (B) Removal by Stockholders. Stockholders may remove a Director only with cause and only by the affirmative vote of at least two-thirds of the total votes which would be eligible to be cast by stockholders in the election of such Director.
                                       C7

         For purposes of this Section 4, "cause," with respect to the removal of any Director shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the Corporation. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing removal.
                                    ARTICLE V
                     Powers and Duties of Board of Directors

         Section 1. Regular Meetings. The Board of Directors shall hold regular meetings at least once in each fiscal quarter, and at such other times as the Board shall from time to time determine, upon such day, at such time, and at such place as the Board shall from time to time determine. No notice of any regular meeting shall be necessary.

         Section 2. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Clerk, or other officer designated for the purpose by the Board, at the request of the Chairman of the Board, the President or a majority of the Board of Directors, and at such time and place and for such purposes as shall be stated in such request consistently with these and applicable provisions of law. An organizational meeting of the Board of Directors may be held immediately after the annual meeting of stockholders.

         Notice of the time and place of any special meeting shall be given by the Clerk or other officer calling the meeting orally or in writing at least 24 hours before the time fixed for the meeting. Except as otherwise provided below in this Section 2, notice mailed to a Director at his usual place of business or residence at least 24 hours before the time fixed for the meeting shall be sufficient. Any notice received by a Director in time to enable him to attend the meeting concerning which notice is given shall be likewise sufficient as to that meeting. Any meeting shall be legal without notice if each Director waives such notice by a writing filed with the records of the meeting either before or after the holding thereof. Except as may be otherwise prescribed by law, any business whatsoever may be transacted at a meeting of the Board although it may not have been specified in the notice of the meeting.

         Section 3. Quorum. A majority of the Directors at the time in office shall constitute a quorum for the transaction of business at any meeting. The vote of a majority of the Directors present at any meeting when a quorum is present shall be sufficient for action at such meeting.

         A majority of the Directors present at any meeting, although less than a quorum, may adjourn the meeting finally or from time to time. No notice of such adjournment other than announcement at the meeting or at an adjournment at which such adjournment is voted shall be necessary.

                                       C8

         Section 4. Powers. The Board of Directors shall have the general management and direction of the property, business and affairs of the Company and all its trusts and undertakings and may exercise all powers of the Company except such as are expressly reserved to the stockholders by applicable provisions of law, the Articles of Organization, or these By-laws.

         Without  limiting  the  generality  of  the  foregoing,  the  Board  of
Directors shall have full power to make or authorize all investments or reinvestments, to authorize the sale, mortgage, pledge, or transfer of any real estate or personal property belonging to the Company in any capacity, to prescribe the duties of the officers, employees and agents of the Company consistently with applicable provisions of law, the Articles of Organization, as amended, and these By-laws, to fix the compensation of all officers, employees, and agents, including their own fees for services as Directors or members of committees, and subject to approval by the Board of Directors, in such instances as the Board of Directors determines, to authorize any committee or any officer to fix the compensation of such officers, employees and agents, or classifications thereof, as the Board of Directors designates, to declare all dividends, to determine upon the form of certificate of stock, and upon transfers thereof, and upon a corporate seal, to fix the amount of the bond or bonds for officers, employees, and agents, including the amount and terms and conditions of blanket or schedule bonds, to issue from time to time any part of the previously authorized capital of the Company, subject to applicable regulatory approval, and generally to take or cause to be taken any action and do any and all things not repugnant to the Articles of Organization, these By-laws and applicable provisions of law, which the Board of Directors shall deem fit and proper to take, cause to be taken, or to use and carry into effect the powers of the Company.

         Section 5. Classification of Directors. The provisions of Section 50A of Chapter 156B of the General Laws of the Commonwealth of Massachusetts ("Section 50A"), as it may be amended from time to time, shall not apply to the classification of directors of the Company within the meaning of Section 50A.

                                   ARTICLE VI
                          Powers and Duties of Officers

         Section 1. General. All officers shall perform such duties and have such powers as shall be prescribed by law, by these By-laws, the Articles of Organization, or the Board of Directors, or consistently with the foregoing provision of this Section 1, as shall be designated by the President in the case of any of said officers other than the Chairman of the Board, the Clerk, and Secretary of the Board. Without limiting the generality of the foregoing and subject, or in addition, to specific provisions of other Articles, certain officers shall have specific duties and/or powers as stated in the following sections of this Article.
                                       C9

         Section 2. Chairman of the Board. The Chairman of the Board, if one shall be elected by the Board of Directors, shall preside at all meetings of the Board of Directors at which he shall be present.

         Section 3. President. The President shall be the chief executive officer of the Company. He shall preside at all meetings of the stockholders and, unless there shall be a Chairman of the Board and such Chairman shall be present and preside, at all meetings of the Board of Directors. He shall be ex officio a member of all standing committees except any Auditing Committee and he shall have the general management and direction of the Company's business in all departments and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         Section 4. Vice President. The Board of Directors may, in its discretion, designate any one or more Vice Presidents as Executive Vice President and any one or more of the Vice Presidents as Senior Vice President, with such duties, powers and authorities, consistent with these By-laws, the Articles of Organization, and applicable provisions of law, as the Board of Directors shall from time to time determine.

         A Director or Executive Vice President chosen by the Board of Directors, shall have the duty of presiding at meetings of the stockholders when the President is absent and at meetings of the Board of Directors when neither the President nor the Chairman of the Board (if there shall be one) is present. The Director or Executive Vice President chosen by the Board of Directors shall perform the duties and have the powers and authorities of the President during his absence or disability, except any duties, powers, and authorities which by law only the President is permitted to perform or have.

         Section 5. Treasurer. The Treasurer shall have custody of the corporate seal. Subject to the general supervision of the Board of Directors and of the President, the Treasurer shall be charged with and be responsible for the keeping of adequate and accurate books of account in all departments of the Company's business and with the preparation of reports therefrom as may be required from time to time by the Board of Directors or by law.

         Section 6. Assistant Treasurers. The Assistant Treasurers in such order as the Board of Directors shall from time to time determine shall perform the duties and have the powers and authorities of the Treasurer during his absence or disability, except any duties, powers, and authorities which by law only the Treasurer is permitted to perform or have.

         Section 7. Clerk. The Clerk shall have custody of the books of record of the meetings of the stockholders. He shall give due notice of and attend all meetings of the stockholders and shall record the votes of the stockholders in books kept for the purpose. In the absence of the President and a Vice President at any meeting of stockholders, he shall call the meeting to order until a temporary Chairman is chosen. In the absence of the Clerk at any meeting of the stockholders, a temporary Clerk for such meeting shall be chosen who shall be sworn to the faithful performance of his duties.

                                       C10

         Section 9. Secretary of the Board. The Secretary of the Board shall attend all meetings of the Board and shall keep the records thereof under the supervision of the Board, except as the Board shall otherwise order. In the absence of the Secretary of the Board at any meeting of the Board, a temporary Secretary of the Board for such meeting shall be chosen who shall be sworn to the faithful performance of his duties.

                                   ARTICLE VII
                               Executive Committee

         Section 1. Composition and Election. The Executive Committee shall consist of the President, ex officio, and not less than 4 nor more than 6 other members, who shall be elected by and from the Board of Directors and shall hold office during the pleasure of the Board. The Board of Directors shall elect members of the Executive Committee at or after the first meeting of the Board of Directors held after each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. The Board of Directors may elect additional members of the Executive Committee within the foregoing limits or fill vacancies in the Executive Committee at any regular or special meeting of the Board of Directors.

         The  President  shall  be,  ex  officio,   Chairman  of  the  Executive
Committee.

         Section 2. Powers. The Executive Committee shall supervise the business affairs of the Company and shall have authority, except as otherwise prescribed by the Board of Directors, when the Board of Directors is not in session, to transact such business for and on behalf of the Company as the Board of Directors might transact including the power to give such directions to the officers regarding the Company and its affairs as the Committee determines and the power to authorize any of the officers in the name and behalf of the Company to sign, affix the corporate seal to, and deliver contracts, deeds, releases, assignments or other instruments in writing.

         Section 3. Meetings. Meetings of the Executive Committee shall be held at such times and places as the Committee from time to time determines. Special meetings of the Committee may be called at any time by the President, or in his absence or disability, by any Vice President. No notice shall be necessary to the validity of such meetings.

         The Committee shall keep minutes of each of its meetings and the minutes of each meeting, not previously submitted to the Board of Directors, shall be submitted to the regular meeting of the Board of Directors next following such meeting except as otherwise ordered by the Board.

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
         Section 4. Quorum. A majority of the Executive Committee at the time in office shall constitute a quorum for the transaction of business and when a quorum is present at any meeting the vote of a majority of those present shall be sufficient for action at such meetings.

                                  ARTICLE VIII
                   Certificates of Stock and Transfers Thereof

         Section 1. Form - Execution. Certificates of stock of the Company shall be in such form permitted by law as the Board of Directors may from time to time determine, and shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer and sealed with the corporate seal.

         Section 2. Transfer. Shares of the stock of the Company shall be transferable only on the books of the Company by assignment in writing by the holder of record thereof, or his legal representative, in person or by duly authorized attorney, upon surrender of the certificate thereof.

         The Company shall not be bound to take notice of or recognize any trust, express, implied or constructive, or any charge or equity affecting any shares of the capital stock or to ascertain or inquire whether any sale or transfer of any such shares by any holder of record thereof, his attorney legally constituted, or his legal representative, is authorized by such trust, charge or equity or to recognize any person as having any interest therein, except the holder of record thereof for the time being.

         Section 3. Loss, Destruction, Mutilation. In case of the loss, destruction or mutilation of a certificate of stock, a new certificate, to replace the certificate so lost, destroyed, or mutilated, may be issued by order of the Board of Directors upon reasonable evidence of such loss, destruction or mutilation and the filing by the holder of record, or his legal representative, of a bond of indemnity in such form, in such amount and with such surety or sureties as the Board of Directors may approve.

         Section 4. Record Date. The Board of Directors may fix in advance a time not more than sixty (60) days before the date of any meeting of the stockholders or the date for the payment of any dividend or the making of any distribution to stockholders or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, or the right to receive such dividend or distribution, or the right to give such consent or dissent, and in such case, only stockholders of record on such record date shall have such right notwithstanding any transfer of stock on the books of the corporation after the record date. In lieu of fixing such date, the Board of Directors may for any of such purposes close the stock transfer books of the Company for all or any portion of said sixty (60) day period.

                                       C12

         Section 5. Issuance of Capital Stock. The Board of Directors shall have the authority to issue or reserve for issue from time to time the whole or any part of the capital stock of the Company which may be authorized from time to time, to such persons or organizations, for such consideration, whether cash, property, services or expenses, and on such terms as the Board of Directors may determine, including without limitation the granting of options, warrants, or conversion or other rights to subscribe to said capital stock. The Board of Directors may delegate some or all of its authority under this Section 5 to one or more committees of Directors.

                                   ARTICLE IX
                            Execution of Instruments

         Checks, conveyances, deeds, assignments, discharges of mortgages and other instruments, whether connected with the exercise by the Company of its powers in any fiduciary capacity, or otherwise, shall be executed in the name and behalf of the Company by such officer or officers or other individual or individuals and in such manner as shall be prescribed or authorized from time to time by the Board of Directors or the Executive Committee. Any such instrument so executed by prescription or authority of the Executive Committee shall have the same validity as if expressly authorized by vote of the Board of Directors.

                                    ARTICLE X
                                  Contributions

         The Board of Directors shall have power and authority to make contributions, in such amounts as the Board of Directors may determine to be reasonable, to corporations, trusts, funds or foundations, organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earnings of which enures to the benefit of any private shareholder or individual; provided that such contributions in any fiscal year shall not in the aggregate exceed one-half of one percent of the capital and surplus of the Company as of the end of the preceding fiscal year, unless contributions in excess of one-half of one percent of such capital and surplus shall be authorized by the stockholders at a regular or special meeting. Nothing in this Article shall be construed as directly or indirectly restricting or otherwise affecting, except as herein provided, the rights and powers of the Company with reference to payments of the nature above specified.

                                   ARTICLE XI
                                 Corporate Seal

         The corporate seal shall be in such form as the Board of Directors shall from time to time determine. Unless and until otherwise determined by the Board of Directors, the corporate seal shall be circular and shall have thereon the name of the Company and the year and state of its incorporation.

                                       C13

                                   ARTICLE XII
                                 Indemnification

         Section 1. Actions, Suits and Proceedings. The Company shall, to the maximum extent permitted from time to time under the law of The Commonwealth of Massachusetts, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Executive Officer (defined as any of the Chief Executive Officer, Chief Financial Officer, President, Vice President, Treasurer or Clerk) of the Company, or is or was serving, or has agreed to serve, at the request of the Company, in any capacity with respect to any employee benefit plan of the Company (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted to be taken in such capacity, against all expenses (including reasonable attorneys' fees), judgments and fines incurred by him or on his behalf in connection with such action, suit, proceeding or investigation, and any appeal therefrom, unless the Indemnitee shall be finally adjudicated in such action, suit, proceeding or investigation, not to have acted in good faith in the reasonable belief that his action was in the best interests of the Company or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Notwithstanding anything to the contrary in this Article XII, except as set forth in Section 7 of this Article XII, the Company shall not indemnify an Indemnitee seeking indemnification in connection with an action, suit, proceeding or investigation (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Company.

         Section 2. Employees and Agents. The Company may, at the discretion of the Board of Directors, indemnify employees and agents of the Company and directors and officers of any subsidiary of the Company as if they were included in Section 1 of this Article XII.

         Section 3. Settlements.  The right to indemnification conferred in this
Article XII shall include the right to be paid by the Company for amounts paid in settlement of any such action, suit, proceeding or investigation and any appeal therefrom, and all expenses (including reasonable attorneys' fees) incurred in connection with such settlement, pursuant to a consent decree or otherwise, unless and to the extent it is determined pursuant to Section 6 of this Article XII that the Indemnitee did not act in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

         Section 4. Notification and Defense of Claim. As a condition precedent to his or her right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee or with respect to which indemnity will or could be sought. With respect to any action, suit,

                                       C14
proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume such defense, the Company shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4 of this Article XII. The Indemnitee shall have the right to employ his of her own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Company and the Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Company, except as otherwise expressly provided by this
Article XII. The Company shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Company or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

         Section 5. Advance of Expenses. Subject to the provisions of Section 6 of this Article XII, in the event that the Company does not assume the defense, or unless and until the Company assumes the defense, pursuant to Section 4 of this Article XII of any action, suit, proceeding or investigation of which the Company receives notice under this Article XII, any expenses (including reasonable attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Company in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Article XII. Such undertaking may be accepted without reference to the financial ability of the Indemnitee to make such repayment.

         Section 6. Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Sections 1, 3 or 5 of this Article XII, the Indemnitee shall submit to the Company a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification pursuant to Section 1 of this Article XII shall be made promptly, and in any event within 60 days after receipt by the Company of the written request of the Indemnitee, unless a court of competent jurisdiction finally adjudicates that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 of this Article XII. Any such indemnification pursuant to Section 3 of this Article XII or

                                       C15
advancement of expenses pursuant to Section 5 of this Article XII shall be made promptly, and in any event within 60 days after receipt by the Company of the written request of the Indemnitee, unless the Company determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Sections 1 or 3 of this Article XII, as the case may be. Such determination by the Company shall be made in each instance by (a) a majority vote of a quorum of the Directors of the Company, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for Directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit, proceeding or investigation in question, or (c) independent legal counsel (who may be regular legal counsel to the Company).

         Section 7. Remedies. The right to indemnification or advances as granted by this Article XII shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Company denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6 of this Article XII. Unless otherwise provided by law, the Company shall have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article XII. Neither the failure of the Company to have made a determination prior to the commencement of any such action by the Indemnitee that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company pursuant to Section 6 of this Article XII that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Company.

         Section 8. Subsequent Amendment. No amendment, termination or repeal of this Article XII or of the relevant provisions of Chapter 156B of the Massachusetts General Laws or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

         Section 9. Other Rights. The indemnification and advancement of expenses provided by this Article XII shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or Directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office for the Company, and shall continue as to an Indemnitee who has ceased to be a Director or officer, and shall inure to the benefit of the estate, heirs, executors, personal representatives and administrators of the Indemnitee. Nothing contained in this Article XII shall be deemed to prohibit, and the Company is specifically authorized to enter into, agreements with officers and Directors providing indemnification rights and procedures different from those set forth in this
Article XII. In addition, the Company may, to the extent authorized from time to time by its
                                       C16

Board of Directors pursuant to Section 2 of this Article XII or otherwise, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Article XII.

         Section 10. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article XII to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by such Indemnitee or on such Indemnitee's behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expenses (including reasonable attorneys' fees), judgments, fines or amounts paid in settlement to which such Indemnitee is entitled.

         Section 11. Insurance. The Company may purchase and maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Company, any subsidiary, another organization or employee benefit plan against any expense, liability or loss incurred by him of her in any such capacity, or arising out of his of her status as such, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under Chapter 156B of the Massachusetts General Laws.

         Section 12. Merger or Consolidation. If the Company is merged into or consolidated with another corporation and the Company is not the surviving corporation, the surviving Company shall assume the obligations of the Company under this Article XII with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring at or prior to the date of such merger or consolidation.

         Section 13. Savings Clause. If this Article XII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Indemnitee as to any expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Company, to the fullest extent permitted by any applicable portion of this Article XII that shall not have been invalidated and to the fullest extent permitted by applicable law.

         Section 14. Subsequent Legislation. If the Massachusetts General Laws are amended after adoption of this Article XII to expand further the indemnification permitted to Indemnitees, then the Company shall indemnify such persons to the fullest extent permitted by the Massachusetts General Laws, as so amended.
                                       C17

                                  ARTICLE XIII
                              Fair Price Provision

         The  stockholder  vote  required  to  approve   Business   Combinations
(hereinafter defined) shall be as set forth in this Article XIII.

         Section 1. Higher Vote for Business Combinations. In addition to any affirmative vote required by applicable provisions of law, the Articles of Organization or these By-laws, and except as otherwise expressly provided in
Section 3 of this Article XIII:

                  (a) Any merger or consolidation of the Company or any Subsidiary with (i) any Interested Stockholder or
                           (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

                  (b) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Company or any Subsidiary thereof having an aggregate Fair Market Value of $5,000,000 or more; or

                  (c) The issuance, exchange or transfer by the Company or any Subsidiary (in one transaction or a series of transactions) of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other consideration (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more; or

                  (d) The adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                  (e) Any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or
                                       C18

                  (f) Any agreement, contract or other arrangement with an Interested Stockholder (or in which the Interested Stockholder has an interest other than proportionately as a stockholder) providing for any one or more of the actions specified in subsections
                           (a) to (e) of this Section 1, shall require the affirmative vote of the holders of at least eighty percent (80%) of the votes which all stockholders would be entitled to cast at any annual election of Directors or class of Directors (the "Voting Stock"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by applicable provisions of law or in any agreement with any national securities exchange or otherwise.

         Section 2. Definition of "Business Combination." The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subsections (a) through (f) of Section 1.

         Section 3. When Higher Vote Is Not Required. The provisions of Section 1 of this Article XIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by applicable provisions of law, the Articles of Organization, as amended, or these By-laws, if the condition specified in either of the following subsections (a) or (b) are met:

                  (a) Approval by Disinterested Directors. The Business Combination shall have been approved by two-thirds of the Disinterested Directors.

                  (b)      Price  and   Procedure   Requirements.   All  of  the
                           following seven conditions shall have been met:

                  (c) The transaction constituting the Business Combination shall provide that the holders of Common Stock receive, in exchange for their stock, per share consideration (consisting of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash) at least equal to the highest of the following:

                                    A.       If  applicable,   the  highest  per
                                             share    price    (including    any
                                             brokerage   commissions,   transfer
                                             taxes and soliciting dealers' fees)
                                             paid  by  or  on   behalf   of  the
                                             Interested   Stockholder   for  any
                                             share of Common Stock in connection
                                             with   the   acquisition   by   the
                                             Interested Stockholder of shares of
                                             Common  Stock  which were  acquired
                                             (1)  within  the two-  year  period
                                             immediately  prior  to the  initial
                                             day in which public  trading of the
                                             Common Stock occurs  following  the
                                             first  public  announcement  of the
                                             proposed Interested

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
                                            Stockholder    (the    "Announcement
                                            Date") or (2) in the  transaction in
                                            which  it   became   an   Interested
                                            Stockholder, whichever is higher;

                                    B.      The Fair  Market  Value per share of
                                            Common  Stock  on  the  Announcement
                                            Date  or on the  date on  which  the
                                            Interested   Stockholder  became  an
                                            Interested      Stockholder     (the
                                            "Determination  Date",  whichever is
                                            higher; and

                                    C.       If applicable,  the price per share
                                             equal to the Fair Market  Value per
                                             share of  Common  Stock  determined
                                             pursuant to  subsection  3(b)(i)(B)
                                             immediately  preceding,  multiplied
                                             by the  ratio of (1) the per  share
                                             price   determined    pursuant   to
                                             subsection  3(b)(i)(A) above to (2)
                                             the Fair Market  Value per share of
                                             Common  Stock on the first  date in
                                             the  two-year  period   immediately
                                             prior to the  Announcement  Date on
                                             which  the  Interested  Stockholder
                                             beneficially  owned  any  shares of
                                             Common Stock.

                  All per share prices shall be adjusted to reflect fairly any intervening stock split, stock dividend, reverse stock split, recapitalization, reorganization or similar event affecting the number of shares of Common Stock outstanding and the market price per share of outstanding shares of Common Stock.

                           (i) If the transaction constituting the Business Combination shall also provide that the holders of any class of outstanding Voting Stock, other than Common Stock, if any, are to receive consideration in exchange for their stock, the per share consideration (consisting of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash) shall be at least equal to the highest of the following (it being intended that the requirements of this subsection 3(b)(ii) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Stockholder beneficially owns any shares of a particular class of Voting Stock):

                                    A.      If applicable, the highest per share
                                            price   (including   any   brokerage
                                            commissions,   transfer   taxes  and
                                            soliciting dealers' fees) paid by or
                                            on   behalf   of   the    Interested
                                            Stockholder  for any  share  of such
                                            class of Voting Stock in  connection
                                            with   the    acquisition   by   the
                                            Interested Stockholder of beneficial
                                            ownership  of such  share  which was
                                            acquired  (1)  within  the  two-year
                                            period immediately

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
                                            prior  to  the Announcement  Date or
                                            (2) in  the transaction in  which it
                                            became  an  Interested  Stockholder,
                                            whichever is higher;

                                    B.      If    applicable,     the    highest
                                            preferential  amount  per  share  to
                                            which the  holders of shares of such
                                            class of Voting  Stock are  entitled
                                            in the  event  of any  voluntary  or
                                            involuntary liquidation, dissolution
                                            or  winding   up  of  the   Company,
                                            regardless  of whether the  Business
                                            Combination    to   be   consummated
                                            constitutes such an event;

                                    C.      The Fair Market  Value per share of
                                            such  class of Voting  Stock on the
                                            Announcement    Date   or   on   the
                                            Determination   Date,  whichever  is
                                            higher; and

                                    D.      If applicable,  the  price per share
                                            equal to the  Fair Market  Value per
                                            share of such  class of Voting Stock
                                            determined   pursuant to  subsection
                                            3(b)(ii)(c)   immediately preceding,
                                            multiplied  by the  ratio of (1) the
                                            per share price  determined pursuant
                                            to subsection  3(b) (ii)(A) above to
                                            (2) the Fair Market  Value per share
                                            of such  class of  Voting   Stock on
                                            the  first  day   in  the   two-year
                                            period   immediately  prior  to  the
                                            Announcement   Date   on  which  the
                                            Interested  Stockholder beneficially
                                            owned any  shares of  such  class of
                                            Voting Stock.

                  All per share prices shall be adjusted to reflect fairly any intervening stock split, stock dividend, reverse stock split, recapitalization, reorganization or similar event affecting the number of shares of such Voting Stock outstanding and the market price per share of outstanding shares of such Voting Stock.

                           (ii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class of Voting Stock. If the Interested Stockholder beneficially owns shares of any class of Voting Stock which were acquired with varying forms of consideration, the form of consideration to be received by holders of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of voting Stock beneficially owned by it.

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
                           (iii) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:
                                    (A) except as approved by  two-thirds of the
                                    Disinterested  Directors,  there  shall have
                                    been no failure  to  declare  and pay at the
                                    regular  date  therefor  any full  quarterly
                                    dividends (whether or not cumulative) on any
                                    outstanding preferred stock; (B) there shall
                                    have  been (1) no  reduction  in the  annual
                                    rate of  dividends  paid on the Common Stock
                                    (except  as   necessary   to   reflect   any
                                    subdivision  of the Common  Stock) except as
                                    approved by two-thirds of the  Disinterested
                                    Directors,  and  (2)  an  increase  in  such
                                    annual rate of  dividends  (as  necessary to
                                    prevent any such  reduction) in the event of
                                    any reclassification  (including any reverse
                                    stock       split),        recapitalization,
                                    reorganization  or any  similar  transaction
                                    which has the effect of reducing  the number
                                    of  outstanding  shares of the Common Stock,
                                    unless  the  failure  so  to  increase  such
                                    annual rate is approved by two-thirds of the
                                    Disinterested   Directors;   and  (c)   such
                                    Interested Stockholder shall not have become the beneficial owner of any shares of Voting Stock except as part of the transaction in which it became an Interested Stockholder and except in a transaction which after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class of Voting Securities.

                           (iv) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or
                                    other   financial   assistance  or  any  tax
                                    credits or other tax advantages provided by the Company, whether in anticipation of or in connection with such Business Combination or otherwise.

                           (v) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed by the Interested Stockholder to all stockholders of the Company at least 30 days prior to the consummation of such Business Combination
                                    (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

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
                           (vi) Such Interested Stockholder shall not have made any major change in the Company's business or equity capital structure without the approval of two-thirds of the Disinterested Directors.

         Section 4.        Certain Definitions. For the purposes of this Article
                           XIII:

                  (a) The term "person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock of the Company.

                  (b) The term "Interested Stockholder" shall mean any person (other than the Company or any Subsidiary and other than any profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

                           (i) Is at such time the beneficial owner, directly or indirectly, of shares of the Company having more than ten percent (10%) of the voting power of the then outstanding Voting Stock (unless all such shares were received by such beneficial owner in exchange for shares of common stock of the Company (acquired by such beneficial owner on or before April 1, 1987 (the "Predecessor Shares")); or

                           (ii) At any time within the two-year period immediately prior to such time was the beneficial owner, directly or indirectly, of shares of the Company having more than ten percent (10%) of the voting power of the then outstanding Voting Stock (unless all such shares are Predecessor Shares), or

                           (iii) Is at any time an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to such time
                                    beneficially   owned   by   any   Interested
                                    Stockholder,    if   such    assignment   or
                                    succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

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
                  (c) A person shall be a "beneficial owner" of any shares of Voting Stock:

                           (i) Which are beneficially owned, directly or indirectly, by such person or any of its Affiliates or Associates;

                           (ii) Which such person or any of its Affiliates or Associates has (a) the right to acquire (whether or not such right is exercisable immediately) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise or
                                    (b)  the  right  to  vote  pursuant  to  any
                                    agreement, arrangement or understanding; or

                           (iii) Which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                  (d) For the purposes of determining whether a person is an Interested Stockholder pursuant to subsection 4(b), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by an Interested Stockholder through application of subsection 4(c) but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

                  (e) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1999 (the term registrant in said Rule 12b-2 meaning, in this case, the Company).

                  (f) "Beneficially owned" shall have the meaning ascribed to such term in Rule 13d3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1999.

                  (g) "Disinterested Director" means any member of the Board of Directors of the Company who is not an Interested Stockholder, who is unaffiliated with, and not a representative of, the Interested Stockholder and was a member of the Board of Directors the date of incorporation of the Company, or prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is not an Interested Stockholder, who is unaffiliated with, and not a representative of, the Interested Stockholder and is recommended or

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
                           elected to succeed a Disinterested Director by a majority of the Disinterested Directors then on the Board of Directors.

                  (h) "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange Listed Stocks or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing sale price or the highest closing bid quotation, respectively, with respect to a share of such stock during the 30-day period preceding the date in question on the National Market System or on the National Association of Securities Dealers, Inc. Automated Quotations System, as the case may be, or any system then in use or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors in good faith.

                  (i) In the event of any Business Combination in which the Company survives, the phrase "consideration other than cash to be received" as used in subsection 3(b) of this Article XIII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Company.

         Section 5. The Disinterested Directors shall have the power and duty to determine for purposes of this Article XIII, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article XIII, including, without limitation, (a) whether a person is an interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the requirements of subsection 3(b) have been met with respect to any Business Combination and (e) whether the assets which are the subject of any Business Combination have, or whether the consideration to be received from the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has an aggregate Fair Market Value of $5,000,000 or more. Any such determination made in good faith shall be binding and conclusive.

         Section 6. Nothing contained in this Article XIII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

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
         Section 7. Consideration for shares to be paid to any stockholder pursuant to this Article XIII shall be the minimum consideration payable to the stockholder and shall not limit a stockholder's right under any provision of law or otherwise to receive greater consideration for any shares of the Company.

         Section 8. The fact that any Business Combination complies with the provisions of Section 3 of this Article XIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors or any member thereof with respect to evaluations of or actions and responses taken with respect to such Business Combination.

         Section 9. Amendments to Article. Notwithstanding any other applicable provisions of law, the Articles of Organization, or these By-laws, and notwithstanding that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all the stockholders would be entitled to cast at any annual election of Directors or class of Directors shall be required to amend or repeal, or to adopt any provision inconsistent with this Article XIII.

                                       C26

                                   ARTICLE XIV
                               Amendments - Repeal

         (A) Amendment by Directors. Except with respect to any provisions of these Bylaws which by law, the Articles of Organization or these By-laws require action by the stockholders, these By-Laws may be amended or repealed by the affirmative vote of a majority of the Directors then in office. Not later than the time of giving notice of the annual meeting of stockholders next following the amending or repealing by the Directors of any By-law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-laws.

         (B) Amendment by Stockholders. In addition to the right of directors to amend the By-laws in this Article XIV, paragraph (A), these By-laws may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of a majority of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class.

                                   ARTICLE XV
                            Control Share Acquisition

         The provisions of Chapter 110D of the General Laws of the Commonwealth of Massachusetts ("Chapter 110D"), as it may be amended from time to time, shall not apply to "control share acquisitions" of the Company within the meaning of Chapter 110D.
                                       C27

                                                                       EXHIBIT D


                       CCBT BANCORP, INC. (the "Company")
                                     BY-LAWS

                                    ARTICLE I
                                Principal Office

         The  Company  shall  have  its  principal   office  in  the  County  of
Barnstable, Massachusetts, and may have branch offices at such place or places as are permitted by law and authorized by the Board of Directors.

                                   ARTICLE II
                            Meetings of Stockholders

         Section 1. Annual Meeting. The annual meeting of the stockholders shall be held on the fourth Thursday of April of each year at such time and place in the County of Barnstable, Massachusetts, as shall be determined by the Board of Directors and specified in the notice of the meeting, for the election of a Clerk and a Board of Directors and the transaction of such other business as may properly come before the meeting.

         If, for any cause, the annual meeting shall not be called and held as hereinabove prescribed, a special meeting shall be called in the manner hereinbelow provided in lieu of the annual meeting and for the purposes thereof and for such additional purposes as shall be specified in the notice of said special meeting.

         Section 2. Special Meetings. Special meetings of the stockholders shall be called by the Clerk as directed by vote of the Board of Directors or at the written request of the President, five Directors, or one or more stockholders of record holding at least thirty percent of the capital stock issued and outstanding and entitled to vote, and at such time and place in the County of Barnstable, Massachusetts, and for such purposes as shall be stated in such vote or request consistent with these By-laws, the Articles of Organization, and applicable provisions of law.

         Section 3. Notice. The Clerk shall give notice of every meeting of the stockholders by mailing, postage prepaid, a written notice thereof at least seven days before the time fixed for the meeting to each stockholder of record entitled to vote thereat addressed to him at his address as appearing upon the books of the Company. The notice of each meeting shall set forth the time, place, and purposes thereof.

         In the event of the absence, incapacity or refusal of the Clerk to call or give notice of any annual meeting or any special meeting, such meeting may be called by the President or by any other person designated for the purpose by the Board of Directors, in the manner hereinabove prescribed.

                                       D1

         Section 4. Method of Voting. Each holder of record of stock outstanding and entitled to vote at a meeting, if present in person or represented by valid proxy thereat, shall have one vote at such meeting for each share of stock outstanding and entitled to vote thereat held of record by such holder. A proxy may be appointed by an instrument in writing signed by the stockholder or his duly authorized attorney or legal representative but no proxy instrument which is dated more than six months before the meeting named therein shall be accepted and no such proxy instrument shall be valid after the final adjournment of such meeting. All proxy instruments shall be filed with and verified by the Clerk of the meeting before being voted.

         Election of Directors and Clerk shall be by ballot, and upon request of any stockholder at any meeting, the vote upon any question properly brought before the meeting shall be by ballot.

         Section 5. Quorum. At any stockholders' meeting a majority in interest of the shares of stock of the Company outstanding and entitled to vote, represented at the meeting by stockholders of record in person or by proxy, shall constitute a quorum for the transaction of business at any meeting. When a quorum is present at any meeting, a majority of the stock represented thereat and entitled to vote shall decide any question brought up at such meeting, except where a larger vote is required by express provision of law or by these By-laws or the Articles of Organization.

         Section 6. Adjournments. By vote of the holders of record of a majority of the stock outstanding and entitled to vote at a meeting and present in person or by proxy thereat, whether or not a quorum is present, such meeting may be adjourned finally or to reconvene to the same place or at such other place in Barnstable County and at such other time as shall be specified in such vote. No notice of any such adjournment shall be required other than announcement of such adjournment at the meeting or at any adjournment thereof at which such adjournment is voted, whether the adjournment is by vote of a quorum or of less than a quorum.

         At any such reconvened meeting, whether the adjournment has been by vote of a quorum or of less than a quorum, at which a quorum shall be present in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 7. Addresses of Stockholders. Every stockholder, if and when requested by the Clerk, shall file with the Clerk an address at or to which all notices may be served upon or mailed to such stockholder and, if no such address is furnished, notices may be addressed to such stockholder at any other address of the stockholder appearing upon the books of the Company as determined by the Secretary.


                                                        D2

                                   ARTICLE III
                       Directors, Officers and Committees

         Section 1. Directors. The Board of Directors of the Company shall consist of not less than six nor more than sixteen Directors as fixed by the stockholders pursuant to these By-laws.

         At least three-fourths of the Directors shall be citizens of the Commonwealth and resident therein.


         Section 2. Officers. The officers of the Company shall be a President, a Treasurer, one or more Vice Presidents, one or more Assistant Treasurers, a Clerk, and a Secretary of the Board of Directors, and if the Board of Directors so determines, a Chairman of the Board of Directors, and such other officers as shall be elected by the Board of Directors.

         The Clerk shall be a resident of the Commonwealth. One person may be elected to and serve in more than one office except that the President may not be either the Treasurer or the Clerk.

         Section 3. Committees. There shall be an Executive Committee, as hereinafter provided for, and such additional committees as the Board of Directors shall from time to time appoint.

         Section 4. Oath of Office. The Directors and officers shall be sworn to the faithful performance of their duties as prescribed by law and the Directors shall take such additional oath as shall be required by law.

                                   ARTICLE IV
                                    Elections

         Section 1. Directors. Except as hereinbelow provided, approximately one-third of the Directors shall be chosen by ballot at each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for purposes of the annual meeting. They shall serve for a term of three years and until their successors are elected and have qualified, providing, however, that a term of one or two years shall be substituted when necessary to insure that no person serve as a Director after the annual meeting following such person's 72nd birthday.

         There shall be three classes of directors. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 1999, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2000, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2001. Those standing for re-election shall be elected for a term of three years.

         The number of Directors shall be fixed within the limits above specified at each annual

                                       D3
meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. However, within the above limits additional Directors may be elected between annual meetings of the stockholders at any special meeting of the stockholders called for the purpose of increasing the number of Directors and of electing additional Directors accordingly and any Directors so elected shall serve until the date herein fixed for the next annual meeting of the stockholders and until their successors are elected and have qualified. If proposed for re-election, they shall be elected for a term of one, two, or three years which will maintain a Board of Directors whose terms will expire one-third each year as nearly as possible.

         At the annual meeting, or a special meeting in lieu of the annual meeting, or a special meeting called for the purpose, the stockholders may change and fix the number of Directors within the limits above specified and may leave open a maximum of two directorships for election by the Board of Directors, and in such event the Board of Directors, in its discretion from time to time, by vote of a majority of the Directors at the time in office may elect not more than two additional Directors to serve until the next annual meeting.

         Section 2. Officers. The President, who shall be a member of the Board of Directors, the Treasurer, the Secretary of the Board of Directors, and at least one Vice President and one Assistant Treasurer shall be elected by the Board of Directors at its organizational meeting held after each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. The Board of Directors shall also have power to elect such additional Vice Presidents, Assistant Treasurers and other officers and agents (other than the Clerk except in the event of a vacancy) and a Chairman of the Board as the Board of Directors shall from time to time determine and to confer upon any such other officers and agents such titles as the Board of Directors sees fit. All officers and agents elected and appointed by the Board of Directors shall hold their respective offices during the pleasure of the Board of Directors.

         The Clerk shall be elected by ballot at each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. He shall serve until the next annual meeting of the stockholders and until his successor is elected and has qualified.

         Section 3. Resignations and Vacancies. Any Director or officer may resign by giving written notice to the President, the Clerk or the Board of Directors, and such resignation shall take effect as specified in the notice or sooner at the pleasure of the Board of Directors.

         Vacancies in the Board of Directors or in any office may be filled by the Board of Directors and in the event of a vacancy in the Board of Directors, such vacancy may be filled by the remaining members of the Board then in office. The person chosen to fill any vacancy in the Board of Directors or in the office of Clerk shall hold office for the unexpired portion of the term for which his predecessor was chosen and the person chosen to fill any other office shall hold office during the pleasure of the Board of Directors.

                                       D4

                                    ARTICLE V
                     Powers and Duties of Board of Directors

         Section 1. Regular Meetings. The Board of Directors shall hold regular meetings at least once in each fiscal quarter, and at such other times as the Board shall from time to time determine, upon such day, at such time, and at such place as the Board shall from time to time determine. No notice of any regular meeting shall be necessary.

         Section 2. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Clerk, or other officer designated for the purpose by the Board, at the request of the President or two Directors, and at such time and place and for such purposes as shall be stated in such request consistently with these and applicable provisions of law. An organizational meeting of the Board of Directors may be held immediately after the annual meeting of stockholders.

         Notice of the time and place of any special meeting shall be given by the Clerk or other officer calling the meeting orally or in writing at least 24 hours before the time fixed for the meeting. Except as otherwise provided below in this Section 2, notice mailed to a Director at his usual place of business or residence at least 24 hours before the time fixed for the meeting shall be sufficient. Any notice received by a Director in time to enable him to attend the meeting concerning which notice is given shall be likewise sufficient as to that meeting. Any meeting shall be legal without notice if each Director waives such notice by a writing filed with the records of the meeting either before or after the holding thereof. Except as may be otherwise prescribed by law, any business whatsoever may be transacted at a meeting of the Board although it may not have been specified in the notice of the meeting.

         Section 3. Quorum. A majority of the Directors at the time in office shall constitute a quorum for the transaction of business at any meeting. The vote of a majority of the Directors present at any meeting when a quorum is present shall be sufficient for action at such meeting.

         A majority of the Directors present at any meeting, although less than a quorum, may adjourn the meeting finally or from time to time. No notice of such adjournment other than announcement at the meeting or at an adjournment at which such adjournment is voted shall be necessary.

         Section 4. Powers. The Board of Directors shall have the general management and direction of the property, business and affairs of the Company and all its trusts and undertakings and may exercise all powers of the Company except such as are expressly reserved to the stockholders by applicable provisions of law, the Articles of Organization, or these By-laws.


                                       D5

         Without  limiting  the  generality  of  the  foregoing,  the  Board  of
Directors shall have full power to make or authorize all investments or reinvestments, to authorize the sale, mortgage, pledge, or transfer of any real estate or personal property belonging to the Company in any capacity, to prescribe the duties of the officers, employees and agents of the Company consistently with applicable provisions of law, the Articles of Organization, as amended, and these By-laws, to fix the compensation of all officers, employees, and agents, including their own fees for services as Directors or members of committees, and subject to approval by the Board of Directors, in such instances as the Board of Directors determines, to authorize any committee or any officer to fix the compensation of such officers, employees and agents, or classifications thereof, as the Board of Directors designates, to declare all dividends, to determine upon the form of certificate of stock, and upon transfers thereof, and upon a corporate seal, to fix the amount of the bond or bonds for officers, employees, and agents, including the amount and terms and conditions of blanket or schedule bonds, to issue from time to time any part of the previously authorized capital of the Company, subject to applicable regulatory approval, and generally to take or cause to be taken any action and do any and all things not repugnant to the Articles of Organization, these By-laws and applicable provisions of law, which the Board of Directors shall deem fit and proper to take, cause to be taken, or to use and carry into effect the powers of the Company.

         Section 5. Classification of Directors. The provisions of Section 50A of Chapter 156B of the General Laws of the Commonwealth of Massachusetts ("Section 50A"), as it may be amended from time to time, shall not apply to the classification of directors of the Company within the meaning of Section 50A.

                                   ARTICLE VI
                          Powers and Duties of Officers

         Section 1. General. All officers shall perform such duties and have such powers as shall be prescribed by law, by these By-laws, the Articles of Organization, or the Board of Directors, or consistently with the foregoing provision of this Section 1, as shall be designated by the President in the case of any of said officers other than the Chairman of the Board, the Clerk, and Secretary of the Board. Without limiting the generality of the foregoing and subject, or in addition, to specific provisions of other Articles, certain officers shall have specific duties and/or powers as stated in the following sections of this Article.

         Section 2. Chairman of the Board. The Chairman of the Board, if one shall be elected by the Board of Directors, shall preside at all meetings of the Board of Directors at which he shall be present.

         Section 3. President. The President shall be the chief executive officer of the Company. He shall preside at all meetings of the stockholders and, unless there shall be a Chairman of the Board and such Chairman shall be present and preside, at all meetings of the Board of Directors. He shall be ex officio a member of all standing committees except any Auditing Committee and he shall have the general management and direction of the Company's business in all

                                       D6
departments and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         Section 4. Vice President. The Board of Directors may, in its discretion, designate any one or more Vice Presidents as Executive Vice President and any one or more of the Vice Presidents as Senior Vice President, with such duties, powers and authorities, consistent with these By-laws, the Articles of Organization, and applicable provisions of law, as the Board of Directors shall from time to time determine.

         A Director or Executive Vice President chosen by the Board of Directors, shall have the duty of presiding at meetings of the stockholders when the President is absent and at meetings of the Board of Directors when neither the President nor the Chairman of the Board (if there shall be one) is present. The Director or Executive Vice President chosen by the Board of Directors shall perform the duties and have the powers and authorities of the President during his absence or disability, except any duties, powers, and authorities which by law only the President is permitted to perform or have.

         Section 5. Treasurer. The Treasurer shall have custody of the corporate seal. Subject to the general supervision of the Board of Directors and of the President, the Treasurer shall be charged with and be responsible for the keeping of adequate and accurate books of account in all departments of the Company's business and with the preparation of reports therefrom as may be required from time to time by the Board of Directors or by law.

         Section 6. Assistant Treasurers. The Assistant Treasurers in such order as the Board of Directors shall from time to time determine shall perform the duties and have the powers and authorities of the Treasurer during his absence or disability, except any duties, powers, and authorities which by law only the Treasurer is permitted to perform or have.

         Section 7. Clerk. The Clerk shall have custody of the books of record of the meetings of the stockholders. He shall give due notice of and attend all meetings of the stockholders and shall record the votes of the stockholders in books kept for the purpose. In the absence of the President and a Vice President at any meeting of stockholders, he shall call the meeting to order until a temporary Chairman is chosen. In the absence of the Clerk at any meeting of the stockholders, a temporary Clerk for such meeting shall be chosen who shall be sworn to the faithful performance of his duties.

         Section 8. Secretary of the Board. The Secretary of the Board shall attend all meetings of the Board and shall keep the records thereof under the supervision of the Board, except as the Board shall otherwise order. In the absence of the Secretary of the Board at any meeting of the Board, a temporary Secretary of the Board for such meeting shall be chosen who shall be sworn to the faithful performance of his duties.

                                       D7

                                   ARTICLE VII
                               Executive Committee

         Section 1. Composition and Election. The Executive Committee shall consist of the President, ex officio, and not less than 4 nor more than 6 other members, who shall be elected by and from the Board of Directors and shall hold office during the pleasure of the Board. The Board of Directors shall elect members of the Executive Committee at or after the first meeting of the Board of Directors held after each annual meeting of the stockholders or special meeting of the stockholders called in lieu of and for the purposes of the annual meeting. The Board of Directors may elect additional members of the Executive Committee within the foregoing limits or fill vacancies in the Executive Committee at any regular or special meeting of the Board of Directors.

         The  President  shall  be,  ex  officio,   Chairman  of  the  Executive
Committee.

         Section 2. Powers. The Executive Committee shall supervise the business affairs of the Company and shall have authority, except as otherwise prescribed by the Board of Directors, when the Board of Directors is not in session, to transact such business for and on behalf of the Company as the Board of Directors might transact including the power to give such directions to the officers regarding the Company and its affairs as the Committee determines and the power to authorize any of the officers in the name and behalf of the Company to sign, affix the corporate seal to, and deliver contracts, deeds, releases, assignments or other instruments in writing.

         Section 3. Meetings. Meetings of the Executive Committee shall be held at such times and places as the Committee from time to time determines. Special meetings of the Committee may be called at any time by the President, or in his absence or disability, by any Vice President. No notice shall be necessary to the validity of such meetings.

         The Committee shall keep minutes of each of its meetings and the minutes of each meeting, not previously submitted to the Board of Directors, shall be submitted to the regular meeting of the Board of Directors next following such meeting except as otherwise ordered by the Board.

         Section 4. Quorum. A majority of the Executive Committee at the time in office shall constitute a quorum for the transaction of business and when a quorum is present at any meeting the vote of a majority of those present shall be sufficient for action at such meetings.

                                  ARTICLE VIII
                   Certificates of Stock and Transfers Thereof

         Section 1. Form - Execution. Certificates of stock of the Company shall be in such form permitted by law as the Board of Directors may from time to time determine, and shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer and

                                       D8
sealed with the corporate seal.

         Section 2. Transfer. Shares of the stock of the Company shall be transferable only on the books of the Company by assignment in writing by the holder of record thereof, or his legal representative, in person or by duly authorized attorney, upon surrender of the certificate thereof

         The Company shall not be bound to take notice of or recognize any trust, express, implied or constructive, or any charge or equity affecting any shares of the capital stock or to ascertain or inquire whether any sale or transfer of any such shares by any holder of record thereof, his attorney legally constituted, or his legal representative, is authorized by such trust, charge or equity or to recognize any person as having any interest therein, except the holder of record thereof for the time being.

         Section 3. Loss, Destruction, Mutilation. In case of the loss, destruction or mutilation of a certificate of stock, a new certificate, to replace the certificate so lost, destroyed, or mutilated, may be issued by order of the Board of Directors upon reasonable evidence of such loss, destruction or mutilation and the filing by the holder of record, or his legal representative, of a bond of indemnity in such form, in such amount and with such surety or sureties as the Board of Directors may approve.

         Section 4. Record Date. The Board of Directors may fix in advance a time not more than sixty (60) days before the date of any meeting of the stockholders or the date for the payment of any dividend or the making of any distribution to stockholders or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, or the right to receive such dividend or distribution, or the right to give such consent or dissent, and in such case, only stockholders of record on such record date shall have such right notwithstanding any transfer of stock on the books of the corporation after the record date. In lieu of fixing such date, the Board of Directors may for any of such purposes close the stock transfer books of the Company for all or any portion of said sixty (60) day period.

         Section 5. Issuance of Capital Stock. The Board of Directors shall have the authority to issue or reserve for issue from time to time the whole or any part of the capital stock of the Company which may be authorized from time to time, to such persons or organizations, for such consideration, whether cash, property, services or expenses, and on such terms as the Board of Directors may determine, including without limitation the granting of options, warrants, or conversion or other rights to subscribe to said capital stock. The Board of Directors may delegate some or all of its authority under this Section 5 to one or more committees of Directors.

                                       D9

                                   ARTICLE IX
                            Execution of Instruments

         Checks, conveyances, deeds, assignments, discharges of mortgages and other instruments, whether connected with the exercise by the Company of its powers in any fiduciary capacity, or otherwise, shall be executed in the name and behalf of the Company by such officer or officers or other individual or individuals and in such manner as shall be prescribed or authorized from time to time by the Board of Directors or the Executive Committee. Any such instrument so executed by prescription or authority of the Executive Committee shall have the same validity as if expressly authorized by vote of the Board of Directors.

                                    ARTICLE X
                                  Contributions

         The Board of Directors shall have power and authority to make contributions, in such amounts as the Board of Directors may determine to be reasonable, to corporations, trusts, funds or foundations, organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earnings of which enures to the benefit of any private shareholder or individual; provided that such contributions in any fiscal year shall not in the aggregate exceed one-half of one percent of the capital and surplus of the Company as of the end of the preceding fiscal year, unless contributions in excess of one-half of one percent of such capital and surplus shall be authorized by the stockholders at a regular or special meeting. Nothing in this Article shall be construed as directly or indirectly restricting or otherwise affecting, except as herein provided, the rights and powers of the Company with reference to payments of the nature above specified.

                                   ARTICLE XI
                                 Corporate Seal

         The corporate seal shall be in such form as the Board of Directors shall from time to time determine. Unless and until otherwise determined by the Board of Directors, the corporate seal shall be circular and shall have thereon the name of the Company and the year and state of its incorporation.

                                       D10

                                   ARTICLE XII
                    Indemnification of Directors and Officers

         Each person who is a Director or officer of the Company shall be entitled, without prejudice to any other rights he may have, to be reimbursed by the Company for, and indemnified by the Company against, all costs and expenses reasonably incurred by him in connection with or arising out of any claim made, or any action, suit or proceeding of whatever nature threatened or brought against him or in which he may be involved as a party or otherwise by reason of his having served as a Director or officer of the Company or by reason of any action alleged to have been taken or omitted by him as such Director or officer, whether or not he continues to be such Director or officer at the time of incurring such costs and expenses, including amounts paid or incurred by him in connection with reasonable settlements (other than amounts paid to the Company itself) of any such claim, action, suit or proceeding. No such reimbursement or indemnity shall be paid or made for any cost or expense incurred or settlement made by such Director or officer in connection with any matter as to which he shall be finally adjudged in any such action, suit, or proceeding to have been derelict in the performance of his duty as such Director or officer, nor shall anything herein contained be construed so as to permit or to authorize the Company to indemnify any such Director or officer against any costs or expenses arising out of or resulting from his own negligence or willful misconduct. No Director or officer of the Company shall be liable to anyone for making any determination as to the existence or absence of liability of the Company hereunder or for making or refusing to make any payment hereunder or for taking or omitting to take any other action hereunder, in reliance upon the advice of counsel. Each person elected or appointed a Director or officer of the Company shall, upon and by reason of such election or appointment, have the right to be reimbursed and indemnified by the Company, as above set forth, with the same force and effect as if the Company, to induce him to accept such election or appointment, specifically agreed in writing to reimburse and indemnify him in accordance with the foregoing provisions of this Article XII. Nothing herein contained shall be construed as a limitation of any right to indemnification to which any person would otherwise be entitled or as a limitation on the powers of this Company or its Directors.

                                      D11

                                  ARTICLE XIII
                              Fair Price Provision

         The  stockholder  vote  required  to  approve   Business   Combinations
(hereinafter defined) shall be as set forth in this Article XIII.

         Section 1. Higher Vote for Business Combinations. In addition to any affirmative vote required by applicable provisions of law, the Articles of Organization or these By-laws, and except as otherwise expressly provided in
Section 3 of this Article XIII:

                  (a) Any merger or consolidation of the Company or any Subsidiary with (i) any Interested Stockholder or
                           (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

                  (b) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Company or any Subsidiary thereof having an aggregate Fair Market Value of $5,000,000 or more; or

                  (c) The issuance, exchange or transfer by the Company or any Subsidiary (in one transaction or a series of transactions) of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other consideration (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more; or

                  (d) The adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                  (e) Any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                                       D12

                  (f) Any agreement, contract or other arrangement with an Interested Stockholder (or in which the Interested Stockholder has an interest other than proportionately as a stockholder) providing for any one or more of the actions specified in subsections
                           (a) to (e) of this Section 1, shall require the affirmative vote of the holders of at least eighty percent (80%) of the votes which all stockholders would be entitled to cast at any annual election of Directors or class of Directors (the "Voting Stock"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by applicable provisions of law or in any agreement with any national securities exchange or otherwise.

         Section 2. Definition of "Business Combination." The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subsections (a) through (f) of Section 1.

         Section 3. When Higher Vote Is Not Required. The provisions of Section I of this Article XIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by applicable provisions of law, the Agreement of Association, as amended, or these Bylaws, if the condition specified in either of the following subsections (a) or
         (b) are met:

                  (a) Approval by Disinterested Directors. The Business Combination shall have been approved by two-thirds of the Disinterested Directors.

                  (b)      Price  and   Procedure   Requirements.   All  of  the
                           following seven conditions shall have been met:

                  (c) The transaction constituting the Business Combination shall provide that the holders of Common Stock receive, in exchange for their stock, per share consideration (consisting of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash) at least equal to the highest of the following:

                           A. If applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of shares of Common Stock which were acquired (1) within the two- year period immediately prior to the initial day in which public trading of the Common Stock occurs following the first public announcement of the proposed Interested

                                       D13

                                    Stockholder (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                    B.      The Fair  Market  Value per share of
                                            Common  Stock  on  the  Announcement
                                            Date  or on the  date on  which  the
                                            Interested   Stockholder  became  an
                                            Interested      Stockholder     (the
                                            "Determination  Date",  whichever is
                                            higher; and

                                    C.       If applicable,  the price per share
                                             equal to the Fair Market  Value per
                                             share of  Common  Stock  determined
                                             pursuant to  subsection  3(b)(i)(B)
                                             immediately  preceding,  multiplied
                                             by the  ratio of (1) the per  share
                                             price   determined    pursuant   to
                                             subsection  3(b)(i)(A) above to (2)
                                             the Fair Market  Value per share of
                                             Common  Stock on the first  date in
                                             the  two-year  period   immediately
                                             prior to the  Announcement  Date on
                                             which  the  Interested  Stockholder
                                             beneficially  owned  any  shares of
                                             Common Stock.

                  All per share prices shall be adjusted to reflect fairly any intervening stock split, stock dividend, reverse stock split, recapitalization, reorganization or similar event affecting the number of shares of Common Stock outstanding and the market price per share of outstanding shares of Common Stock.

                           (i) If the transaction constituting the Business Combination shall also provide that the holders of any class of outstanding Voting Stock, other than Common Stock, if any, are to receive consideration in exchange for their stock, the per share consideration (consisting of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash) shall be at least equal to the highest of the following (it being intended that the requirements of this subsection 3(b)(ii) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Stockholder beneficially owns any shares of a particular class of Voting Stock):

                                    A.       If  applicable,   the  highest  per
                                             share    price    (including    any
                                             brokerage   commissions,   transfer
                                             taxes and soliciting dealers' fees)
                                             paid  by  or  on   behalf   of  the
                                             Interested   Stockholder   for  any
                                             share of such class of Voting Stock
                                             in connection  with the acquisition
                                             by the  Interested  Stockholder  of
                                             beneficial  ownership of such share
                                             which was  acquired  (1) within the
                                             two-year period immediately

                                       D14
                                    prior to the Announcement Date or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                    B.      If    applicable,     the    highest
                                            preferential  amount  per  share  to
                                            which the  holders of shares of such
                                            class of Voting  Stock are  entitled
                                            in the  event  of any  voluntary  or
                                            involuntary liquidation, dissolution
                                            or  winding   up  of  the   Company,
                                            regardless  of whether the  Business
                                            Combination    to   be   consummated
                                            constitutes such an event;

                                    C.       The Fair Market  Value per share of
                                             such  class of Voting  Stock on the
                                             Announcement   Date   or   on   the
                                             Determination  Date,  whichever  is
                                             higher; and

                                    D.       If applicable,  the price per share
                                             equal to the Fair Market  Value per
                                             share of such class of Voting Stock
                                             determined  pursuant to  subsection
                                             3(b)(ii)(c)  immediately preceding,
                                             multiplied  by the ratio of (1) the
                                             per share price determined pursuant
                                             to subsection  3(b)(ii)(A) above to
                                             (2) the Fair Market Value per share
                                             of such  class of  Voting  Stock on
                                             the  first  day  in  the   two-year
                                             period  immediately  prior  to  the
                                             Announcement   Date  on  which  the
                                             Interested Stockholder beneficially
                                             owned any  shares of such  class of
                                             Voting Stock.

                  All per share prices shall be adjusted to reflect fairly any intervening stock split, stock dividend, reverse stock split, recapitalization, reorganization or similar event affecting the number of shares of such Voting Stock outstanding and the market price per share of outstanding shares of such Voting Stock.

                           (ii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class of Voting Stock. If the Interested Stockholder beneficially owns shares of any class of Voting Stock which were acquired with varying forms of consideration, the form of consideration to be received by holders of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of voting Stock beneficially owned by it.

                           (iii) After such Interested Stockholder has become an Interested

                                       D15

                                    Stockholder and prior to the consummation of
                                    such  Business  Combination:  (A)  except as
                                    approved by two-thirds of the  Disinterested
                                    Directors,  there shall have been no failure
                                    to  declare  and  pay  at the  regular  date
                                    therefor   any  full   quarterly   dividends
                                    (whether   or   not   cumulative)   on   any
                                    outstanding preferred stock; (B) there shall
                                    have  been (1) no  reduction  in the  annual
                                    rate of  dividends  paid on the Common Stock
                                    (except  as   necessary   to   reflect   any
                                    subdivision  of the Common  Stock) except as
                                    approved by two-thirds of the  Disinterested
                                    Directors,  and  (2)  an  increase  in  such
                                    annual rate of  dividends  (as  necessary to
                                    prevent any such  reduction) in the event of
                                    any reclassification  (including any reverse
                                    stock       split),        recapitalization,
                                    reorganization  or any  similar  transaction
                                    which has the effect of reducing  the number
                                    of  outstanding  shares of the Common Stock,
                                    unless  the  failure  so  to  increase  such
                                    annual rate is approved by two-thirds of the
                                    Disinterested   Directors;   and  (c)   such
                                    Interested Stockholder shall not have become the beneficial owner of any shares of Voting Stock except as part of the transaction in which it became an Interested Stockholder and except in a transaction which after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class of Voting Securities.

                           (iv) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or
                                    other   financial   assistance  or  any  tax
                                    credits or other tax advantages provided by the Company, whether in anticipation of or in connection with such Business Combination or otherwise.

                           (v) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed by the Interested Stockholder to all stockholders of the Company at least 30 days prior to the consummation of such Business Combination
                                    (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

                           (vi) Such Interested Stockholder shall not have made any major change in the Company's business or equity capital structure without the approval of two-thirds of the Disinterested Directors.

                                       D16

         Section 4. Certain Definitions. For the purposes of this Article XIII:

                  (a) The term "person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock of the Company.

                  (b) The term "Interested Stockholder" shall mean any person (other than the Company or any Subsidiary and other than any profitsharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

                           (i) Is at such time the beneficial owner, directly or indirectly, of shares of the Company having more than ten percent (10%) of the voting power of the then outstanding Voting Stock (unless all such shares were received by such beneficial owner in exchange for shares of common stock of the Company acquired by such beneficial owner on or before April 1, 1987 (the "Predecessor Shares")); or

                           (ii) At any time within the two-year period immediately prior to such time was the beneficial owner, directly or indirectly, of shares of the Company having more than ten percent (10%) of the voting power of the then outstanding Voting Stock (unless all such shares are Predecessor Shares), or

                           (iii) Is at any time an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to such time
                                    beneficially   owned   by   any   Interested
                                    Stockholder,    if   such    assignment   or
                                    succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                                       D17

                  (c) A person shall be a "beneficial owner" of any shares of Voting Stock:

                           (i) Which are beneficially owned, directly or indirectly, by such person or any of its Affiliates or Associates;

                           (ii) Which such person or any of its Affiliates or Associates has (a) the right to acquire (whether or not such right is exercisable immediately) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise or
                                    (b)  the  right  to  vote  pursuant  to  any
                                    agreement, arrangement or understanding; or

                           (iii) Which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                  (d) For the purposes of determining whether a person is an Interested Stockholder pursuant to subsection 4(b), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by an Interested Stockholder through application of subsection 4(c) but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

                  (e) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1999 (the term registrant in said Rule 12b-2 meaning, in this case, the Company).

                  (f) "Beneficially owned" shall have the meaning ascribed to such term in Rule 13d3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1999.

                  (g) "Disinterested Director" means any member of the Board of Directors of the Company who is not an Interested Stockholder, who is unaffiliated with, and not a representative of, the Interested Stockholder and was a member of the Board of Directors the date of incorporation of the Company, or prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is not an Interested Stockholder, who is unaffiliated with, and not a representative of, the Interested Stockholder and is recommended or

                                       D18
                           elected to succeed a Disinterested Director by a majority of the Disinterested Directors then on the Board of Directors.

                  (h) "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange Listed Stocks or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing sale price or the highest closing bid quotation, respectively, with respect to a share of such stock during the 30-day period preceding the date in question on the National Market System or on the National Association of Securities Dealers, Inc. Automated Quotations System, as the case may be, or any system then in use or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors in good faith.

                  (i) In the event of any Business Combination in which the Company survives, the phrase "consideration other than cash to be received" as used in subsection 3(b) of this Article XIII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Company.


         Section 5. The Disinterested Directors shall have the power and duty to determine for purposes of this Article XIII, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article XIII, including, without limitation, (a) whether a person is an interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the requirements of subsection 3(b) have been met with respect to any Business Combination and (e) whether the assets which are the subject of any Business Combination have, or whether the consideration to be received from the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has an aggregate Fair Market Value of $5,000,000 or more. Any such determination made in good faith shall be binding and conclusive.

         Section 6. Nothing contained in this Article XIII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                                       D19

         Section 7. Consideration for shares to be paid to any stockholder pursuant to this Article XIII shall be the minimum consideration payable to the stockholder and shall not limit a stockholder's right under any provision of law or otherwise to receive greater consideration for any shares of the Company.

         Section 8. The fact that any Business Combination complies with the provisions of Section 3 of this Article XIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors or any member thereof with respect to evaluations of or actions and responses taken with respect to such Business Combination.

         Section 9. Amendments to Article. Notwithstanding any other applicable provisions of law, the Articles of Organization, or these By-laws, and notwithstanding that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all the stockholders would be entitled to cast at any annual election of Directors or class of Directors shall be required to amend or repeal, or to adopt any provision inconsistent with this Article XIII.

                                   ARTICLE XIV
                               Amendments - Repeal

         Except as otherwise provided herein, these By-laws may be altered, amended, added to or repealed in whole or in part at any annual or special meeting of the stockholders by vote of the holders of a majority of the capital stock of the Company outstanding and entitled to vote, provided that notice of such proposed alteration, amendment, addition or repeal is given in the notice of the meeting at which such alteration, amendment, addition or repeal is to be acted upon.

                                   ARTICLE XV

                            Control Share Acquisition

         The provisions of Chapter 110D of the General Laws of the Commonwealth of Massachusetts ("Chapter 110D"), as it may be amended from time to time, shall not apply to "control share acquisitions" of the Company within the meaning of Chapter 110D.
                                       D20

                                     FORM OF
                  Proxy for the Special Meeting of Stockholders
                           to be held on July 15, 1999

                               CCBT Bancorp, Inc.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of CCBT Bancorp, Inc. (the "Company") hereby appoint(s) George D. Denmark and William C. Snow, or each of them acting singly, as Proxies of the undersigned, with full power to substitute, and authorizes each of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on May 14, 1999, at the Special Meeting of Stockholders (the "Special Meeting") to be held at 10:00 a.m., local time, on Thursday, July 15, 1999 at the Sheraton Hyannis Resort, Hyannis, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

When properly executed this proxy will be voted as directed by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE THROUGH TWELVE AND "AGAINST" PROPOSAL THIRTEEN AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. A stockholder wishing to vote in accordance with the Board of Director's recommendation need only sign and date this Proxy and return it in the enclosed envelope prior to the Special Meeting, July 15, 1999. The undersigned stockholder hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement.

The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Special Meeting and voting in person.

--------------------------------------------------------------------------------
               PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your names appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

The undersigned stockholder(s) authorizes the proxies to vote on the above matters as indicated and to vote, in their discretion, upon such other matters as may properly come before the Special Meeting, or any adjournments thereof.

RECORD DATE SHARES:


Please be sure to sign and date this proxy.   Date


HAS YOUR ADDRESS CHANGED?
------------------------------------------------
------------------------------------------------
------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------

Stockholder sign here     Co-owner sign here
--------------------------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE:   |X|                                For           Against        Abstain
                                                                           ---           -------        -------
Proposals to approve and adopt an Amended and
Restated Certificate of Incorporation

1.       Change the name of the Company to CCBT Financial
         Companies, Inc................................................     [ ]            [ ]            [ ]

2.       Authorize the Board of Directors to issue up to 2 million
         shares of preferred stock ....................................     [ ]            [ ]            [ ]

3.       Limit the monetary liability of directors under certain
         circumstances.................................................     [ ]            [ ]            [ ]

4.       Lower the stockholder vote needed to approve certain
         transactions to a majority if the Board of Directors of
         Directors recommends such approval............................     [ ]            [ ]            [ ]

5.       Lower the stockholder vote needed to approve amendments
         to the Articles to a majority if the Board of Directors
         recommends such approval......................................     [ ]            [ ]            [ ]


Proposals to amend the By-laws of the Company

6.       Institute advance notice procedures for director
         nominations and new business to be presented by
         stockholders at meetings......................................     [ ]            [ ]            [ ]

7.       Increase percentage of stockholders required to call a special
         meeting of stockholders from 30% to 51%.......................     [ ]            [ ]            [ ]

8.       Provide that the Board of Directors set the number of
         directors,  fill vacancies on the Board and remove directors;
         stockholders may remove a director for cause
         by a two-thirds vote .........................................     [ ]            [ ]            [ ]

9.       Provide that the Chairman of the Board of Directors be a non-
         employee director.............................................     [ ]            [ ]            [ ]

10.      Provide that the Chairman of the Board, the President,
         or a majority of directors may call a special
         meeting of directors. ........................................     [ ]            [ ]            [ ]

11.      Amend the indemnification provisions as set forth in the
         proxy statement...............................................     [ ]            [ ]            [ ]

12.      Provide that the By-laws may be amended by the Board of
         Directors and to raise the vote to two-thirds for stockholder approval of amendments not recommended by the Board of
         Directors.....................................................     [ ]            [ ]            [ ]

Stockholder proposal to cancel the holding company structure

13.      Vote to cancel the holding company structure..................     [ ]            [ ]            [ ]
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